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                    Registration No. 333-15881 and 811-07917

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933           [X]

                      Pre-Effective Amendment No. ___           [_]

                      Post-Effective Amendment No. 12           [X]
                                     and/or

                             REGISTRATION STATEMENT
                  (Under the Investment Company Act of 1940)    [X]

                               Amendment No. 13                 [X]
                        (Check appropriate box or boxes)
                                --------------

                            HORACE MANN MUTUAL FUNDS
               (Exact name of Registrant as specified in Charter)

                              ONE HORACE MANN PLAZA
                           SPRINGFIELD, ILLINOIS 62715
               (Address of principal executive offices) (Zip code)

                                 (217) 789-2500
                        (Registrant's telephone number)
                                 with a copy to:

           Ann M. Caparros                       Cathy G. O'Kelly, Esq.
         One Horace Mann Plaza              Vedder, Price, Kaufman & Kammholz
      Springfield, Illinois 62715               222 North LaSalle Street
                                                Chicago, Illinois 60601

                     (Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

[_] immediately upon filing pursuant to paragraph (b);
[X] on May 1, 2003 pursuant to paragraph (b);
[_] 60 days after filing pursuant to paragraph (a)(1);
[_] on May 1, 2003 pursuant to paragraph (a)(1);
[_] 75 days after filing pursuant to paragraph (a)(2);
[_] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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Prospectus
May 1, 2003
Horace Mann Mutual Funds
Equity Fund
Balanced Fund
Income Fund
Short-Term Investment Fund
Small Cap Growth Fund
International Equity Fund
Socially Responsible Fund



     Shares of the Horace Mann Mutual Funds are sold only as the underlying investment for variable annuity contracts issued by Horace Mann Life Insurance Company.

Horace Mann Mutual Funds
One Horace Mann Plaza
Springfield, Illinois 62715-0001

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.

Any representation to the contrary is a criminal offense.








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Table of Contents
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                                                                            Page

Summary....................................................................   3
Equity Fund................................................................   3
Balanced Fund..............................................................   4
Income Fund................................................................   5
Short-Term Investment Fund.................................................   7
Small Cap Growth Fund......................................................   8
International Equity Fund..................................................  10
Socially Responsible Fund..................................................  11
Fund Performance History...................................................  12
More About Risk............................................................  19
Types of Investments and Associated Risks..................................  21
Management.................................................................  24
Investment Adviser.........................................................  24
The Subadvisers............................................................  26
Administrator..............................................................  30
Support Services Agreement.................................................  30
Transfer Agent and Dividend Paying Agent...................................  30
Custodian and Fund Accounting Agent........................................  30
Purchases and Redemptions..................................................  31
Redemption of Equity Fund Shares by Existing Public Shareholders...........  31
Systematic Cash Withdrawal Plan............................................  31
Dividends, Distributions and Federal Taxes.................................  32
Financial Highlights.......................................................  34
Equity Fund................................................................  34
Balanced Fund..............................................................  36
Income Fund................................................................  38
Short-Term Investment Fund.................................................  40
Small Cap Growth Fund......................................................  42
International Equity Fund..................................................  44
Socially Responsible Fund..................................................  46
Other Information..........................................................  48
Public Shareholder Communications..........................................  48
Ratings of Debt Obligations................................................  48
Shareholder Inquiries......................................................  49
Additional Information.....................................................  49


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SUMMARY


     Wilshire Associates Incorporated ("Wilshire") serves as the investment adviser to the Horace Mann Mutual Funds ("Funds"). In its oversight of the investment program of the Funds, Wilshire selects investment managers as subadvisers to manage each Fund's assets, and determines the allocation of each Fund's assets among those selected subadvisers. Wilshire selects subadvisers based upon a due diligence process that focuses on, but is not limited to, the managers' philosophy and process, people and organization, resources, and performance. Wilshire has discretion to select, retain, and discharge the subadvisers with approval from the Funds' Board of Trustees. Wilshire may take these actions at any time without shareholder approval.


EQUITY FUND

     Investment Objective: The Equity Fund seeks long-term capital growth. As a secondary objective, the Equity Fund seeks conservation of principal and production of income.

     Main Investment Strategies: The Equity Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Equity Fund ordinarily invests in common stocks of domestic companies. These companies vary in size and operating history, they may or may not be listed on a stock exchange, and they may be in any industry. On average, the Fund will have a value-bias, generally exhibiting an average price to earnings ratio lower than, and an average dividend yield higher than, that of the market as measured by the S&P 500. The Equity Fund may also invest in preferred stocks. Additionally, up to 10% of the Equity Fund's assets may be invested in U.S. dollar-denominated securities of foreign issuers, including common stock, preferred stock, convertible securities and American Depository Receipts. Included within the definition of "domestic companies" are companies that are not incorporated in the U.S. but have one or more of the following attributes: principal place of business in the U.S., substantial portion of income derived from activities in the U.S., equity securities traded on a major U.S. stock exchange or included in a recognized index of U.S. stocks, or complies with U.S. accounting standards. Thus, securities of such issuers are not subject to the 10% limitation on securities of foreign issuers.

     Currently, Wilshire has retained the Bernstein Investment Research and Management Unit ("Bernstein") of Alliance Capital Management L.P. , Mellon Equity Associates, LLP ("Mellon Equity") and Wellington Management Company, LLP ("Wellington Management") to manage the Equity Fund. The basic investment philosophy of each subadviser is described below.

     In managing its portion of the Equity Fund, Bernstein uses traditional methods of stock selection--research and analysis--to identify undervalued stocks. In addition, Bernstein employs quantitative valuation tools to identify attractive stocks and the most opportune time to purchase them.

     Mellon Equity believes that stock returns are a function of a security's exposure to numerous fundamental factors that move in and out of favor over time. By emphasizing those stocks with favorable attributes and de-emphasizing those without, Mellon Equity seeks to purchase the better performing stocks within a sector and attempts to neutralize risk through a well diversified portfolio construction.

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     Wellington Management employs a conservative approach to investing in large capitalization, quality companies with long-term growth potential. Using a blend of top-down sector analysis and bottom-up security selection, Wellington Management's growth and income style emphasizes fundamental analysis in security selection, and attempts to identify long lasting broad themes based on demographic trends, technological changes, and political and social developments. Wellington Management will look to sell a security when downside risk equals upside potential, when a decreasing trend of earnings growth is exhibited, or when excessive valuations are realized.

     Under normal circumstances, the Equity Fund intends to be fully invested. Pending investment to meet anticipated redemption requests, or as a temporary defensive measure if a subadviser determines that market conditions warrant, the Equity Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. To the extent the Equity Fund is in a defensive position, its ability to achieve its investment objective may be limited.

     Main Risks of Investing: Since the Equity Fund invests most of its assets in common stocks, one of the primary risks is that the value of the stocks it holds might decrease in response to the activities of the company that issued the stock, or general economic and market conditions. More information about the risks of investing in the Equity Fund is located in the sections entitled "More About Risks" and "Types of Investments and Associated Risks" below. The Equity Fund's returns will vary, and you could lose money by investing in the Equity Fund. There can be no assurance that the Equity Fund will meet its investment objectives.

BALANCED FUND

     Investment Objective: The Balanced Fund seeks to realize a high long-term total rate of return consistent with prudent investment risks. Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation.

     Main Investment Strategies: The Balanced Fund operates under a fund of funds structure. The Balanced Fund invests substantially all of its assets in shares of the Equity Fund and Income Fund. In addition, the Balanced Fund may also invest in certain individual securities, including money market instruments and U.S. government securities.

     The summaries for the Equity Fund and Income Fund include descriptions of the types of stocks and bonds in which those Funds are permitted to invest.

     Wilshire allocates the Balanced Fund's assets between shares of the Equity Fund and Income Fund. This mixture reduces the volatility of investment returns while still providing the potential for higher long-term total returns that can be achieved only by including some exposure to stocks. As a matter of investment policy, 50% to 75% of the Balanced Fund's total assets will be invested in the Equity Fund and 25% to 50% of the value of its assets will be invested in the Income Fund. Under normal circumstances, the target asset mix is 60% to the equity sector and 40% to the fixed income sector. The mix of assets is regularly adjusted between the equity sector and the fixed income sector to maintain policy targets. Major changes in the investment mix may occur several times within a year or over several years, depending upon market and economic conditions. In general, however, the investment adviser does not anticipate making frequent changes in asset allocation and will not attempt to time the market.

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     Pending investment to meet anticipated redemption requests, or as a temporary defensive measure if its subadviser determines that market conditions warrant, the Fund may also invest, without limitation, in high quality, U.S. dollar denominated money market instruments. To the extent the Fund is in a defensive position, its ability to achieve its investment objective may be limited.

     An investor in the Balanced Fund should understand that alternatively he or she could allocate investments directly to the Equity Fund and Income Fund. By investing indirectly in these Funds through the Balanced Fund, an investor bears not only his or her proportionate share of certain expenses of the Balanced Fund (such as operating costs), but also, indirectly, similar expense of the underlying Funds. However, shareholders of the Balanced Fund will not be subject to duplicative advisory or administrative service fees as a result of the "fund of funds" arrangement, as discussed below in "Management."

     Main Risks of Investing: By investing in the Balanced Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Equity Fund and Income Fund, which are described in this prospectus. For assets allocated to the Equity Fund, the primary risk is that the value of stocks it holds might decrease in response to the activities of the company that issued the stock or general economic and market conditions. For assets allocated to the Income Fund, the primary risk is interest rate risk. The assets allocated to the Income Fund are also subject to credit risk. More information about the risks of investing in the Fund is located in the sections entitled "More About Risks" and "Types of Investments and Associated Risks" below. There can be no assurance that the Fund will meet its investment objective. The Fund's returns will vary, and you could lose money.


INCOME FUND

     Investment Objective: The Income Fund seeks to achieve a long-term total rate of return in excess of the U.S. bond market over a full market cycle.

     Main Investment Strategies: The Income Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. These securities are primarily U.S. investment-grade fixed income securities, including government and corporate securities, agency mortgage pass-through securities and asset-backed securities.

     The Income Fund invests at least 75% of its total assets in:

o investment grade publicly offered debt securities, including mortgage-backed and other asset-backed securities (within the four highest ratings as determined by Moody's or by S&P at the time of purchase).

o    securities issued or guaranteed by the U.S. Government or its agencies.

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o    high quality commercial paper (within the two highest grades as determined by both Moody's and S&P), repurchase and reverse repurchase agreements, time deposits with maturities less than seven days, and cash or cash equivalents.

o high grade U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks, and foreign banks (limited to the three highest ratings as determined by Moody's or S&P at the time of purchase and to 15% of the Income Fund's total assets).

o highest quality non-U.S. dollar-denominated debt obligations of foreign issuers (limited to the highest rating as determined by Moody's or S&P at the time of purchase) which are fully hedged back into U.S. dollars and do not exceed 15% of the Income Fund's total assets.

     Generally, the average duration of the U.S. portion of the portfolio will range between +/-25% of the Lehman Brothers Aggregate Bond Index's duration. There are no maximum maturity limits on individual securities. For defensive purposes, the duration and maturity of the Fund may be shortened. The Fund will maintain a high grade average quality for the portfolio (third highest rating as determined by Moody's or S&P).

     Up to 25% of the Income Fund's total assets may be invested in securities not described above, including preferred stock, convertible securities, securities carrying warrants to purchase equity securities, U.S.
dollar-denominated debt obligations of U.S. and non-U.S. issuers rated below A (by Moody's or S&P) , and non-U.S. debt obligations rated below the highest quality (as determined by Moody's or S&P) and derivatives.

     Currently, Wilshire has retained Western Asset Management Company ("Western Asset") and its affiliate Western Asset Management Company Limited ("WAML") to manage the Income Fund. The basic investment philosophies of Western Asset and WAML are described below.

     Western Asset's core plus strategy seeks to provide investment results that exceed the performance of the Lehman Brothers Aggregate Index. This Index is a widely recognized measure of the aggregate U.S. bond market. This strategy seeks to maximize total return by investing primarily in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities, mortgage-related securities and money market instruments.

     Western Asset will determine the relative portion of the Fund's assets allocated to foreign securities. These foreign assets will be invested at the discretion of WAML. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors WAML believes relevant.

     Under normal circumstances, the Income Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if its subadviser determines that market conditions warrant, the Fund may also invest, without limitation, in high


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quality, U.S. dollar denominated money market instruments. To the extent the
Fund is in a defensive position, its ability to achieve its investment objective may be limited.

     Main Risks of Investing: The primary risk of investing in the Income Fund is interest rate risk. Changes in interest rates may cause changes in the Income Fund's yield, net asset value and total return. These changes can have a more dramatic impact on investments with longer maturities. The Income Fund is also subject to credit risk. The Income Fund's net asset value and total return may be adversely affected by the inability of the issuers of the Income Fund's securities to make payment at maturity. More information about the risks of investing in the Income Fund is located in the sections entitled "More About Risks" and "Types of Investments and Associated Risks" below. There can be no assurance that the Income Fund will meet its investment objective. The Fund's returns will vary, and you could lose money by investing in the Income Fund.




SHORT-TERM INVESTMENT FUND

     Investment Objective: The Short-Term Investment Fund seeks to realize maximum current income to the extent consistent with liquidity. Preservation of principal is a secondary objective. The Short-Term Investment Fund is not a money market fund and does not maintain a stable net asset value per share.

     Main Investment Strategies: The Short-Term Investment Fund primarily invests in the following types of short-term debt instruments with maturities generally not exceeding one year.

o U.S. Treasury Bills and other obligations of or guaranteed by the U.S. Government or its agencies.

o commercial paper (within the two highest ratings as determined by Moody's or S&P).

o U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks, and foreign banks (limited to the three highest ratings as determined by Moody's or S&P and to 10% of the Short-Term Investment Fund's total assets).

o publicly traded bonds, debentures and notes (with a rating within the four highest ratings as determined by Moody's or S&P).

o    repurchase and reverse repurchase agreements.

o    cash or cash equivalents.


     Currently, Wilshire has retained Western Asset Management Company ("Western Asset") to manage the Short-Term Investment Fund. The basic investment philosophy of Western Asset is described below.


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     In seeking to achieve the Short-Term Investment Fund's investment objective, Western Asset uses a multi-stage process. In the first stage, Western Asset analyzes general economic and market factors, such as interest rate forecasts and anticipated interest rate spreads among various sectors of money market instruments, and sets broad strategies for the Short-Term Investment Fund. In the second stage, Western Asset evaluates individual securities. Western Asset uses proprietary quantitative and qualitative techniques to create and maintain a list of issuers whose securities are approved for purchase. In the third stage, Western Asset determines the structure and composition of the portfolio. In doing so, Western Asset seeks to minimize exposure to credit risk and market risk. The Short-Term Investment Fund attempts to maximize return to take advantage of changing money market conditions and trends. The Short-Term Investment Fund also trades to take advantage of disparities in yield relationships between money market instruments.

     Under normal circumstances, the Short-Term Investment Fund intends to be fully invested. Pending investment to meet anticipated redemption requests, or as a temporary defensive measure if its subadviser determines that market conditions warrant, the Short-Term Investment Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. To the extent the Short-Term Investment Fund is in a defensive position, its ability to achieve its investment objective may be limited.

     Main Risks of Investing: The primary risk of investing in the Short-Term Investment Fund is interest rate risk. Changes in interest rates may cause changes in the Short-Term Investment Fund's yield, net asset value and total return. The Short-Term Investment Fund is also subject to credit risk. More information about the risks of investing in the Short-Term Investment Fund is located in the sections entitled "More About Risks" and "Types of Investments and Associated Risks" below. There can be no assurance that the Short-Term Investment Fund will meet its investment objectives. The Short-Term Investment Fund's returns will vary and you could lose money by investing in the Fund.


SMALL CAP GROWTH FUND

     Investment Objective: The Small Cap Growth Fund seeks long-term capital appreciation.

     Main Investment Strategies: The Small Cap Growth Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies. The Small Cap Growth Fund ordinarily invests in small cap equity securities (less than $2.5 billion at the time of investment) with earnings growth potential. Such securities would be considered by the subadvisers to have favorable and above-average earnings growth prospects; that is, securities with growth rate estimates in excess of the average for the Small Cap Growth Fund's benchmark, the Russell 2000 Growth Index. The Russell 2000 Growth Index is composed of those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index generally have higher price-to-book and price-to-earnings ratios than those in the Russell 2000 Value Index.

     Currently, Wilshire has retained BlackRock Financial Management, Inc. ("BlackRock") and Mazama Capital Management ("Mazama") to manage the Small Cap Growth Fund. The basic investment philosophy of each subadviser is described below.


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     BlackRock's small and mid cap growth team seeks to identify early stage companies with above average revenue and earnings per share growth potential. BlackRock focuses on companies with market capitalizations greater than $200 million and less than $2 billion. The team utilizes a bottom-up research process focusing on growth sectors and industries. Additionally, the team's strategy focuses on maintaining a valuation discipline to avoid over-paying for growth.


     BlackRock generally will sell a stock when, in its opinion, the fundamentals deteriorate, when the stock's relative price momentum declines, or upon an earnings disappointment.

     In managing its portion of the Small Cap Growth Fund, Mazama employs a proprietary model that incorporates both quantitative and qualitative inputs to identify growth companies with market capitalizations under $2.5 billion that trade at attractive valuations and are likely to exceed current market expectations. Mazama then conducts in-depth research on these candidates before making purchase decisions.

     Mazama will sell a stock when its proprietary model composite ranking declines substantially due to price appreciation or deterioration in fundamentals.

     Under normal circumstances, the Small Cap Growth Fund intends to be fully invested. Pending investment to meet anticipated redemption requests, or as a temporary defensive measure if a subadviser determines that market conditions warrant, the Small Cap Growth Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. To the extent the Small Cap Growth Fund is in a defensive position, its ability to achieve its investment objective may be limited. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gains from market upswing, thus reducing the Small Cap Growth Fund's opportunity to achieve its investment objective.

     Main Risks of Investing: Since the Small Cap Growth Fund invests most of its assets in common stocks, the primary risk is that value of the stocks it holds might decrease in response to the activities of the company that issued the stock or general economic and market conditions. Investments in securities of companies with small- sized market capitalizations generally involve greater risk than investment in larger, more established companies. This is because small companies may be in an earlier stage of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be more adversely affected by poor economic or market conditions. In addition, small companies may be traded in low volumes, which can increase volatility and liquidity risks. More information about the risks of investing in the Small Cap Growth Fund is located in the sections entitled "More About Risks" and "Types of Investments and Associated Risks" below. There can be no assurance that the Small Cap Growth Fund will meet its investment objective. The Small Cap Growth Fund's returns will vary, and you could lose money by investing in the Fund.

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INTERNATIONAL EQUITY FUND

     Investment Objective: The International Equity Fund seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

     Main Investment Strategies: The International Equity Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities. The International Equity Fund invests in companies, wherever organized, which do business primarily outside the United States. The International Equity Fund intends to diversify investments among several countries and to have represented in its holdings business activities in not less than three different countries. The International Equity Fund invests primarily in equity securities of established companies that the subadviser believes have favorable characteristics and that are listed on foreign exchanges. It may also invest in fixed-income securities of foreign governments and companies.

     Currently, Wilshire has retained Oechsle International Advisors to manage the International Equity Fund. The basic investment philosophy of the subadviser is described below.

     The International Equity Fund has no present intention of altering its general policy of being primarily invested in foreign securities under normal conditions. However, in the event of exceptional conditions abroad, the International Equity Fund may temporarily invest all or a portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States. To the extent the International Equity Fund is in a defensive position, its ability to achieve its investment objective may be limited.

     For hedging purposes, the International Equity Fund may purchase forward foreign currency exchange contracts, foreign currency options and futures contracts and foreign currencies in the form of bank deposits. The International Equity Fund may also purchase other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements.

     Main Risks of Investing: Because the International Equity Fund invests most of its assets in common stocks, the primary risk is that the value of the stocks it holds might decrease in response to the activities of those companies or market and economic conditions. Foreign investments often involve additional risks, including political instability, differences in financial reporting standards, and less stringent regulation of securities markets. These risks are magnified in less-established, emerging markets. Because the securities held by the International Equity Fund usually will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of the International Equity Fund's investments. In addition, the International Equity Fund may invest in the securities of small companies, which may be more volatile and less liquid than securities of large companies. More information about the risks of investing in the International Equity Fund is located in the sections entitled "More About Risks" and "Types of Investments and Associated Risks" below. There can be no assurance that the International Equity Fund will meet its investment objective. The International Equity Fund's returns will vary, and you could lose money by investing in the Fund.

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SOCIALLY RESPONSIBLE FUND

     Investment Objective: The Socially Responsible Fund seeks long-term growth of capital, current income and growth of income.

     Main Investment Strategies: The Socially Responsible Fund pursues its objective through a diversified portfolio composed primarily of marketable equity securities (including common stocks, preferred stocks, and debt securities convertible into common stocks of seasoned U.S.-traded companies). The Socially Responsible Fund seeks to achieve its objective by investing in issuers that meet certain socially responsible criteria. Investments in equity securities are limited to issuers which, in the subadviser's judgment, meet the following criteria.

o    do not produce tobacco products;

o    do not produce alcoholic beverages;

o    do not own and/or operate casinos or manufacture gaming devices;

o    do not produce pornographic materials;

o do not produce nuclear weapons or guidance and/or delivery systems specifically for nuclear weapons;

o by popular standards, maintain non-discriminatory employment practices throughout a company's facilities; and

o by popular standards, maintain environmental policies, practices and procedures that are currently acceptable, or that are exhibiting improvement.


     Currently, Wilshire has retained Bernstein to manage the Socially Responsible Fund. The basic investment philosophy of the subadviser is described below.

     Bernstein uses traditional methods of stock selection - research and analysis - to identify undervalued stocks that meet the socially responsible screening criteria. The subadviser will review the Socially Responsible Fund's investment universe quarterly for purposes of adding or eliminating stocks that meet or fail to meet the socially responsible screening criteria. All stocks purchased by the Socially Responsible Fund will meet such criteria at the time of purchase. Stocks held by the Socially Responsible Fund may be divested prior to reaching fair value, as determined by the subadviser, if during the quarterly review of the Socially Responsible Fund's investment universe, the subadviser determines that a stock no longer meets the socially responsible screening criteria. The portfolio will consist primarily of stocks with market capitalizations greater than $1 billion. In addition, the subadviser employs quantitative valuation tools to identify attractive stocks and the most opportune time to purchase them.

     In addition, from time to time, for temporary defensive purposes, when the Socially Responsible Fund's subadviser determines such a position is advisable in light of economic or market conditions, the Socially Responsible Fund may invest a portion of its assets in cash and cash equivalents. Pending investment to meet anticipated redemption requests, or as a temporary defensive measure if its subadviser determines that market conditions warrant, the Socially Responsible Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. To the extent the Socially Responsible Fund is in a defensive position, its ability to achieve its investment objective may be limited.

     Main Risks of Investing: The Socially Responsible Fund only invests in companies that meet its criteria for socially responsible investing. Because of this restriction, the investments that the Socially Responsible Fund's portfolio managers may choose from may be more limited than those of a fund that is not restricted to investing in companies that meet social criteria. In addition, since the Socially Responsible Fund invests most of its assets in common stocks, one of the primary risks is that the value of the stocks it holds might decrease in response to the activities of the company that issued the stock or general economic and market conditions. More information about the risks of investing in the Socially Responsible Fund is located in the sections entitled "More About Risks" and "Types of Investments and Associated Risks" below. There can be no assurance that the Socially Responsible Fund will meet its investment objective. The Socially Responsible Fund's returns will vary, and you could lose money by investing in the Socially Responsible Fund.


     FUND PERFORMANCE HISTORY: The information below provides an illustration of how each Fund's performance has varied over time. The bar charts and tables provide some indication of the risks of investing in the Funds by showing the changes in the performance from year to year during the periods indicated and by showing how the average annual total returns for the periods indicated compare with a broad-based securities market index. The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. A Fund's past performance does not necessarily indicate how it will perform in the future.


EQUITY FUND

Annual Total Returns

 [BAR GRAPH]

1993     19.74
1994     -0.35
1995     33.67
1996     25.28
1997     23.45
1998      7.64
1999     -2.54
2000     -4.64
2001     -4.21
2002    -19.43

   Best                  Worst
  Quarter               Quarter
14.14%(4Q98)         -18.05%(3Q02)

Average Annual Total Returns
(periods ended December 31, 2002)
                                               1 year    5 years    10 years
                                               ------    -------    --------
Equity Fund...............................     -19.43     -5.04       7.53
S&P 500*..................................     -22.13     -0.59       9.34

*The Standard and Poor's 500 Stock Index (the "S&P 500"). The S&P 500 is an unmanaged index that is generally considered to be representative of the United States equity market. The rate of return shown above for the unmanaged index has no expenses.


BALANCED FUND

Annual Total Returns

  [BAR GRAPH]

1993      15.46
1994      -1.12
1995      27.12
1996      18.27
1997      19.04
1998       7.68
1999      -1.11
2000       0.93
2001       1.39
2002      -8.27

   Best                      Worst
  Quarter                   Quarter
9.82%(2Q97)              -9.51%(3Q02)

Average Annual Total Returns
(periods ended December 31, 2002)
                                               1 Year    5 Years    10 Years
                                               ------    -------    --------
Balanced Fund.............................     -8.27%     -0.01%      8.05%
S&P 500*..................................    -22.13%     -0.59%      9.34%
Lehman Intermediate/ Aggregate**..........     10.26%      7.54%      7.51%
Stock/Bond Composite***...................     -9.17%      2.66%      8.61%

* The Standard and Poor's 500 Stock Index (the "S&P 500"). The S&P 500 is an unmanaged index that is generally considered to be representative of the United States equity market. The rate of return shown above for the unmanaged index has no expenses.

** Lehman Brothers Intermediate Government/Corporate Bond Index through April 30, 1997, Lehman Brothers Aggregate Bond Index thereafter. The rate of return shown above for the unmanaged index has no expenses.

*** Sixty percent S&P 500 Index, forty percent Lehman Brothers Intermediate Government/Corporate Bond Index through April 30, 1997; forty percent Lehman Brothers Aggregate Bond Index thereafter.

INCOME FUND

Annual Total Returns

 [BAR CHART]

1993      8.07
1994     -2.21
1995     14.93
1996      3.50
1997      9.42
1998      8.09
1999     -1.57
2000      8.89
2001      8.88
2002      9.20

   Best              Worst
  Quarter           Quarter
4.64 %(2Q95)      2.30%(1Q94)

Average Annual Total Returns
(periods ended December 31, 2002)
                                               1 Year    5 Years    10 Years
                                               ------    -------    --------
Income Fund...............................      9.20%     6.61%       7.31%
Lehman Intermediate/Aggregate*............     10.26%     7.54%       7.51%

* Lehman Brothers Intermediate Government/Corporate Bond Index through April 30, 1997, Lehman Brothers Aggregate Bond Index thereafter. The rate of return shown above for the unmanaged index has no expenses.


SHORT-TERM INVESTMENT FUND

Annual Total Returns

 [BAR CHART]

1993      2.53
1994      3.89
1995      5.25
1996      5.02
1997      5.09
1998      4.97
1999      4.77
2000      5.81
2001      5.17
2002      1.72

   Best              Worst
  Quarter           Quarter
1.71% (1Q01)      0.29%(3Q02)

Average Annual Total Returns
(periods ended December 31, 2002)
                                                  1 Year    5 Years    10 Years
                                                  ------    -------    --------
Short-Term Investment Fund.....................    1.72%     4.48%       4.75%
Treasury Bill Index*...........................    1.78%     4.52%       4.70%

*Treasury Bill Index: an unmanaged index consisting of U.S. Treasury Bills with 90-day maturities. The rate of return shown above for the unmanaged index has no expenses.


SMALL CAP GROWTH FUND

Annual Total Returns

 [BAR CHART]

1998     5.81
1999    71.55
2000   -10.84
2001   -29.89
2002   -38.93

   Best              Worst
  Quarter           Quarter
44.56% (4Q99)    -28.92% (3Q01)

Average Annual Total Returns
(periods ended December 31, 2002
                                                                 Since Inception
                                               1 Year    5 Years    (3/10/97)
                                               ------    -------    ---------
Small Cap Growth Fund.....................    -38.93%     -7.05%      -3.53%
Russell 2000 Growth*......................    -30.26%     -6.58%      -1.86%

* The Russell 2000 Growth Index (the "Russell 2000 Growth") is an unmanaged securities index composed of those Russell 2000 securities with a greater-than-average growth orientation. The rate of return shown above for the unmanaged index has no expenses.

INTERNATIONAL EQUITY FUND

Annual Total Returns

 [BAR CHART]

1998     18.95
1999     51.83
2000    -17.51
2001    -26.35
2002    -20.99

    Best                Worst
  Quarter              Quarter
28.45% (4Q99)       -22.22 %(3Q02)

Average Annual Total Returns
(periods ended December 31, 2002)
                                                                 Since Inception
                                               1 Year    5 Years    (3/10/97)
                                               ------    -------    ---------
International Equity Fund.................    -20.99%     -2.81%      -1.84%
MSCI EAFE*................................    -15.94%     -2.89%      -1.95%

* The Morgan Stanley Capital International Europe, Australia, Far East Index. The index reflects performance from February 28, 1997 through December 31, 2002. The rate of return shown above for the unmanaged index has no expenses.

SOCIALLY RESPONSIBLE FUND

Annual Total Returns

[BAR CHART]

1998     9.80
1999     8.39
2000     8.79
2001    -7.30
2002   -13.48

    Best                   Worst
   Quarter                Quarter
13.22% (1Q98)         -18.10% (3Q02)

Average Annual Total Returns
(periods ended December 31, 2002)
                                                                 Since Inception
                                               1 Year    5 Years    (3/10/97)
                                               ------    -------    ---------
Socially Responsible Fund.................    -13.48%     0.76%       4.31%
Russell 1000 Value Index*.................    -15.52%     1.16%       5.97%
Blended Index*............................    -15.52%     1.02%       5.57%

* The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies that are value-oriented, and generally have lower price-to-earnings and price-to-book ratios, and higher dividend yields than the average Russell 1000 Index company. The rate of return shown above for the unmanaged index has no expenses. Historical index results in the prospectus show a blended return that combines the S&P 500 history until the benchmark was changed (August 23, 2001), and the Russell 1000 Value Index from that point forward. For reporting periods after August 23, 2001 that do not include August 23, 2001, the blended index will match the Russell 1000 Value Index return.


     FEES AND EXPENSES. This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Fund shares are no-load investments, so you will not pay any sales loads, redemption fees or exchange fees. However, you will indirectly pay annual Fund operating expenses, which vary from year to year. In addition, the separate account and annuity contracts involve other charges and expenses not described below. The Fund's expenses would be higher if these other charges and expenses associated with the separate account or annuity contracts were included in the expense table below.

                            ANNUAL OPERATING EXPENSES
                  (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------------------------------------------------
                       EQUITY   BALANCED                   SHORT-TERM       SMALL CAP    INTERNATIONAL      SOCIALLY
                        FUND      FUND*    INCOME FUND   INVESTMENT FUND   GROWTH FUND    EQUITY FUND    RESPONSIBLE FUND
--------------------- -------- ---------- ------------- ----------------- ------------- --------------- ------------------
MANAGEMENT FEE          0.40%     0.00%       0.40%           0.125%          1.15%          0.85%            0.70%

OTHER EXPENSES          0.47%     0.04%       0.50%           1.025%          0.71%           0.80%           0.52%

TOTAL ANNUAL FUND
OPERATING EXPENSES      0.87%     0.04%       0.90%           1.150%          1.86%          1.65%            1.22%
--------------------------------------------------------------------------------------------------------------------------

     (1) The Fund's administrator, Horace Mann Investors, Inc., assumed or waived certain expenses during 2002. In addition, certain funds participated in commission credit programs. With these waivers and commission credits, Total Annual Fund Operating Expenses were 0.82%, 0.04%, 0.85%, 0.33%, 1.66%, 1.58%
and 0.99% for the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, respectively.


                                     EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, redeem all of your shares at the end of the periods shown, earn a 5% return each year and incur the same operating expenses as shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 Year      3 Years      5 Years      10 Years
                                  ------      -------      -------      --------
Equity Fund                          $89        $278         $482        $1,073

Balanced Fund*                        $4         $13          $23           $51

Income Fund                          $92        $287         $498        $1,108

Short-Term Investment Fund          $117        $365         $633        $1,398

Small Cap Growth Fund               $192        $594       $1,021        $2,212

International Equity Fund           $168        $520         $897        $1,955

Socially Responsible Fund           $124        $387         $670        $1,477

*The Balanced Fund operates under a "fund of funds" structure. The expenses table and example do not include expenses of the underlying funds. The expenses for the Equity Fund and the Income Fund are also shown in the table.

MORE ABOUT RISK


     The Funds have principal investment strategies that come with inherent risks. The following is a list of the principal risks associated with those strategies. Because the Balanced Fund invests in the shares of the Equity Fund and Income Fund, the Balanced Fund will be subject to the risks of those Funds. The following table summarizes the types of risks described below that each fund may experience.

-----------------------------------------------------------------------------------------------------------------------------------
Fund          Currency Derivative Credit  Interest Investment Liquidity Market  Portfolio Prepayment Reinvestmen Valuation Turnover
              Risk     Risk       Risk    Rate     Style      Risk      Risk    Strategy  Risk       Risk        Risk      Risk
                                          Risk     Risk                         Risk
------------- -------- ---------- ------- -------- ---------- --------- ------- --------- ---------- ----------- --------- --------
Equity                     X         X                 X          X        X        X
------------- -------- ---------- ------- -------- ---------- --------- ------- --------- ---------- ----------- --------- --------
Balanced          X        X         X        X        X          X        X        X          X          X          X
------------- -------- ---------- ------- -------- ---------- --------- ------- --------- ---------- ----------- --------- --------
Income            X        X         X        X        X          X        X        X          X          X          X         X
------------- -------- ---------- ------- -------- ---------- --------- ------- --------- ---------- ----------- --------- --------
Short-Term
Investment                 X         X        X        X                   X        X                     X                    X
------------- -------- ---------- ------- -------- ---------- --------- ------- --------- ---------- ----------- --------- --------
Small Cap
Growth                     X         X        X        X          X        X        X                                X         X
------------- -------- ---------- ------- -------- ---------- --------- ------- --------- ---------- ----------- --------- --------
International
Equity            X        X         X        X        X          X        X        X                                X
------------- -------- ---------- ------- -------- ---------- --------- ------- --------- ---------- ----------- --------- --------
Socially
Responsible                X         X                 X          X        X        X
-----------------------------------------------------------------------------------------------------------------------------------

     CURRENCY RISK Non-U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

     DERIVATIVE RISK When a fund uses derivatives (securities whose value is based upon the value of another security or an index) to hedge positions in the portfolio, any loss generated by the derivative security should be substantially offset by gains on the hedged investment and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent that a derivative is not used as a hedge (i.e., for speculation), the fund is directly exposed to the potential gains and losses of that derivative. Gains and losses from non-hedging derivative positions may be substantially greater than the derivative's original cost.

     CREDIT RISK For debt securities, credit risk is the possibility that an issuer or counterparty to a contract will fail to make timely payments of interest or principal to a fund. The credit risk of a fund depends on the credit quality of its underlying securities. In general, for debt securities, the lower the credit quality of a fund's securities, the higher a fund's risk, all other factors such as maturity being equal.

     INTEREST RATE RISK For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates. In general, debt securities' prices vary inversely with changes in interest rates. If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.

     INVESTMENT-STYLE RISK During certain market conditions, funds with more specific investment styles (such as value or growth) may perform less well than funds that allow greater flexibility in the investment of assets.

     LIQUIDITY RISK A fund may invest in certain securities that may be difficult or impossible to sell at a certain time and at a price that the Fund finds to be favorable. A fund may have to accept an unfavorable price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

     MARKET RISK For equity securities, stock market movements will affect a fund's share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by a fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

     PORTFOLIO STRATEGY RISK The performance of each fund is in part dependent upon the investment subadviser's skill in making appropriate investments. To the extent that the subadviser's investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of a fund's strategy can lead to substantial differences in the sector or industry allocation of the Fund relative to the market or index.

     PREPAYMENT RISK Mortgage-backed securities are subject to the risk of unanticipated prepayments of principal with respect to mortgages in the security's underlying pool of assets. While principal pre-payments are passed through to the holders of the securities, prepayments also reduce the future payments on such securities and may reduce their value. Mortgage-backed securities are subject to the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value. Mortgage-backed securities are subject to the risk that an unexpected decline in interest rates will contract the life of a mortgage-backed security, thereby affecting its prepayment schedule, which may affect the value of the security.

     REINVESTMENT RISK During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or "called") prior to its expected maturity date. If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and the Fund's income or yield may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

     TURNOVER RISK The Income Fund and the Small Cap Growth Fund may trade aggressively and thus experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower a Fund's effective return.

     VALUATION RISK A fund may invest in securities that are difficult to value and may inadvertently value certain of its securities at a higher price than the market will bear.

TYPES OF INVESTMENTS AND ASSOCIATED RISKS

     Shareholders of each of the Equity Fund, Income Fund, Small Cap Growth Fund and International Equity Fund will be provided with at least 60 days prior notice of any change in the 80% investment policy of the fund.

     The following provides additional information on various types of instruments in which the funds may invest and their associated risks. Because the Balanced Fund invests in shares of the Equity Fund and Income Fund, the Balanced Fund indirectly invests in the same investments as listed for the Equity Fund and Income Fund. For a more detailed description of the various types of instruments in which the funds may invest and their associated risks, please see the section entitled "Description of Securities and Risks" in the Statement of Additional Information ("SAI").

     ADRs, EDRs and GDRs. The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. The Equity Fund may invest in ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations, as described below under "Foreign Securities."

     Foreign Securities. The Equity Fund, International Equity Fund, Small Cap Growth Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may invest in foreign securities. Global investing involves economic and political considerations not typically applicable to U.S. markets. These considerations, which may favorably or unfavorably affect a Fund's performance, include, but are not limited to, changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on interest and dividends paid to the Fund), war, expropriation, political and social instability, and diplomatic developments. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are heightened in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The adviser and subadvisers seek to mitigate the risks associated with these considerations through diversification and active professional management. For a more detailed description of foreign securities, see the SAI.

     Forward Foreign and Currency Exchange Contracts. The International Equity Fund may invest in foreign currencies. The Income Fund may enter into forward foreign currency exchange contracts ("forward contracts") up to 15% of the value of its total assets, for hedging purposes only. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The agreed price may be fixed or within a specified range of prices. The Income Fund also may enter into foreign currency futures contracts and foreign currency options up to 15% of the value of total assets, for hedging purposes only. Foreign currency futures contracts are standardized contracts traded on commodities exchanges that involve an obligation to purchase or sell a predetermined amount of currency at a predetermined date at a specified price. For a more detailed description of foreign currencies, see the SAI.

     High Yield (High Risk) Securities. The Income Fund may invest in fixed income or convertible securities rated lower than "Baa" by Moody's or "BBB" by S&P, or unrated securities of comparable quality, which are commonly referred to as "junk bonds" or "high yield/high risk" securities. These securities are considered speculative and generally involve a higher risk of loss of principal and income than higher-rated, investment grade securities. The value of these securities generally fluctuate more than those of higher-rated securities. The value of high-yield, high-risk securities may also be influenced by the bond market's perception of an issuer's credit quality or its outlook for economic growth. As with any other asset in the Fund's portfolio, any reduction in the value of such securities would be reflected in the net asset value of the Fund. In addition, a fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings. As a result of the associated risks, successful investments in high-yield (high risk) securities will be more dependent on the adviser's and subadviser's credit analysis than generally would be the case with investments in investment-grade securities. Lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Fund's ability to sell particular securities. For a description of ratings, and a more detailed description of high-yield (high risk) securities, see the SAI.

     Illiquid Securities. The Income Fund may invest up to 10% of its respective net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits. The Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Income Fund may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act if they are determined to be liquid. Any such security will be considered liquid so long as it is determined by the subadviser that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. As a matter of operating policy, each Fund will invest only in Rule 144A securities that are deemed to be liquid, and will limit its investment in Rule 144A securities to 20% of each Fund's net assets. The Equity Fund and Short-Term Investment Fund may not invest in restricted securities or securities not fully marketable.


     Mortgage- and Asset-backed Securities. The Income Fund may invest in mortgage- and asset-backed securities which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is therisk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. This could lower the Fund's return and result in losses to the Fund if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Income Fund may also invest in collateralized mortgage obligations ("CMOs"). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks. For a more detailed description of mortgage- and asset-backed securities, see the SAI.

     Adjustable Rate Mortgage Securities. The Income Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. For a more detailed description of adjustable rate mortgage securities, see the SAI.

     Options and Futures Contracts. Options are the right, but not the obligation to buy or sell a specified amount of securities or other assets on or before a fixed date. Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity Fund, cross-hedging. The Funds may also invest in financial futures contracts and options on futures contracts to commit funds awaiting investment in securities or maintain cash liquidity or for other risk management purposes. For a more detailed description of options and futures contracts and their associated risks, see the SAI.

     Securities Lending. The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. These Funds may not make such loans in excess of 33 1/3% of the value of its total assets, including collateral received. Loaned securities involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent. The Equity Fund, Balanced Fund, Income Fund and Short-Term Investment Fund may not make loans to other persons, except by the purchase of obligations in which the Fund is authorized to invest.


     When-Issued Purchases and Forward Commitments. The Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Income Fund each may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives. For a more detailed description of when-issued purchases and forward commitments, see the SAI.

MANAGEMENT

     The overall responsibility for the supervision of the affairs of the Funds rests with the Board of Trustees. As described below, the Board has approved contracts with others to provide certain services to the Funds.

     Investment Adviser. Since March 1, 1999, the Funds have employed Wilshire Associates Incorporated (the "Adviser") to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds' investment programs under an Investment Advisory Agreement dated March 1, 1999 (the "Investment Advisory Agreement"). The Adviser's principal office is located at 1299 Ocean Avenue, Santa Monica, California 90401-1085.

     The Adviser's duties under the Investment Advisory Agreement include recommending to the Board of Trustees one or more unaffiliated subadvisers to provide a continuous investment program for each Fund or a portion of such Fund's assets designated from time to time by the Adviser, including investment, research, and management with respect to all securities and investments and cash equivalents for the Fund or a designated portion of such Fund's assets. The Adviser also reviews, monitors, and reports to the Board of Trustees regarding the performance and investment procedures of each subadviser and assists and consults with each subadviser in connection with the Fund's continuous investment program. In addition, the Adviser maintains books and records with respect to its services under the Investment Advisory Agreement and furnishes the Board of Trustees with such periodic special reports as the Board may request.

     The Adviser selects investment subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating investment subadvisers, and therefore the Adviser does not anticipate frequent changes in the investment subadvisers. Criteria for employment of investment subadvisers includes, but is not limited to, the investment subadvisers' philosophy and process, people and organization, resources and performance. Investment subadvisers may have different investment styles and security selection disciplines.

     The Adviser monitors the performance of each investment subadviser of the Funds and, to the extent it deems appropriate to achieve the Funds' investment objectives, reallocates assets among individual subadvisers or recommends the employment or termination of particular investment subadvisers.

     Pursuant to an exemptive order from the SEC, the Adviser, without shareholder approval, as normally would be required under the 1940 Act, may replace or add subadvisers and enter into sub-advisory agreements with these subadvisers upon approval of the Board of Trustees. Within ninety days of the hiring of any new subadviser or the implementation of any proposed material change to a sub-advisory agreement, shareholders will be furnished with an information statement that contains all information that would be included in a proxy statement regarding the new subadviser or sub-advisory agreement, except as modified by exemptive relief. Moreover, the Adviser will not enter into a sub-advisory agreement with any subadviser that is an "affiliated person," as defined in the 1940 Act, of the Trust or the Adviser, other than by reason of serving as a subadviser to one or more of the Funds, without shareholder approval. In addition, whenever a subadviser is hired or fired, the Adviser will provide the Board of Trustees with information showing the expected impact on the Adviser's profitability and will report such impact quarterly.

     Each subadviser's fees will be paid by the Adviser out of the advisory fees that it receives from each of the Funds. Fees paid to a subadviser of a Fund with multiple subadvisers will depend upon the fee rate negotiated with the Adviser and upon the percentage of the Fund's assets allocated to that subadviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such subadviser will not be constant, and the relative amounts of fees paid to the various subadvisers of a Fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed based on the terms described above. The Adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to the Adviser. Because the Adviser will pay each subadviser's fees out of its own fees from the Funds, there will not be any" duplication" of advisory fees paid by the Funds.

     Shareholders should recognize, however, that in engaging new subadvisers and entering into sub-advisory agreements, the Adviser will negotiate fees with those subadvisers and, because these fees are paid by the Adviser and not directly by each Fund, any fee reduction negotiated by the Adviser may inure to the Adviser's benefit and any increase may inure to its detriment. However, the Adviser has voluntarily agreed to waive its fee to the extent any fee reduction is negotiated with a subadviser. The fees paid to the Adviser by the Funds and the fees paid to the subadvisers by the Adviser are considered by the Board in approving the Funds' advisory and sub-advisory arrangements. Any change in fees paid by a Fund to the Adviser would require shareholder approval.

     For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement, the Adviser receives a fee based on each Fund's average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund                                                                     Rate
----                                                                     ----
Equity Fund............................................................ 0.400%
Balanced Fund.......................................................... 0.400%*
Income Fund............................................................ 0.400%
Short-Term Investment Fund............................................. 0.125%
Small Cap Growth Fund.................................................. 1.150%
International Equity Fund.............................................. 0.850%
Socially Responsible Fund.............................................. 0.700%

* The Balanced Fund operates under a "fund of funds" structure, primarily investing in shares of the Equity Fund and the Income Fund. Under the "fund of funds" arrangement, the Adviser receives directly from the Balanced Fund a fee of 0.400% of the average daily net assets of the Balanced Fund that are not invested in another Fund.

     Through consulting and other arrangements similar to the Funds' "manager of managers" approach, the Adviser has also provided the same types of services to registered investment companies as are provided under the Investment Advisory Agreement. As of December 31, 2002, the Adviser's consulting division had approximately 200 clients with approximately $1 trillion in assets for which the Adviser provides a variety of services, very often including evaluation, selection, and monitoring of investment advisers, as well as negotiating investment advisory contracts for the management of clients' assets.

     The Subadvisers. Each subadviser serves pursuant to a subadvisory agreement with the Adviser. The Adviser uses a "manager of managers" approach for the Funds by which the Adviser allocates each Fund's assets among one or more "specialist" investment subadvisers. The assets of the Equity Fund are managed in part by Bernstein, a unit of Alliance Capital Management, L.P. ("Alliance"), in part by Mellon Equity Associates, LLP ("Mellon Equity") and in part by Wellington Management Company, LLP ("Wellington Management"). The assets of the Income Fund are managed by Western Asset Management Company ("Western Asset") and its affiliate Western Asset Management Limited ("WAML"). WAML will manage the Income Fund's assets allocated by Western Asset to foreign securities. Western Asset also serves as the subadviser for the Short-Term Investment Fund. BlackRock Financial Management, Inc. ("BlackRock") and Mazama Capital Management ("Mazama") serve as the subadvisers for the Small Cap Growth Fund. Oechsle International Advisors, LLC serves as the subadviser for the International Equity Fund. The Bernstein Unit of Alliance serves as the subadviser for the Socially Responsible Fund. Substantially all of the Balanced Fund's assets are allocated between shares of the Equity Fund and Income Fund. See information on the Equity Fund and Income Fund for the relevant subadvisers of the Balanced Fund.

     For Funds with multiple subadvisers, the Adviser has discretion over the percentage of assets allocated to each subadviser, and to the extent the Adviser deems appropriate to achieve a Fund's investment objective, may reallocate the percentage of the Fund's assets overseen by each subadviser at any time.

     Alliance is managing its portion of the Equity Fund through Bernstein. Alliance, 1345 Avenue of the Americas, New York, NY 10105 is a leading global investment management firm supervising client accounts with assets as of December 31, 2002, totaling approximately $387 billion. Alliance, an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.

     Two managers are primarily responsible for overseeing the Socially Responsible Fund and Bernstein's portion of the Equity Fund. Marilyn G. Fedak, Executive Vice President and Chief Investment Officer--U.S. Value Equities at Alliance since October 2, 2000 and prior to that Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Sanford Bernstein since 1993; has managed portfolio investments since 1976; joined Sanford Bernstein in 1984; B.A., Smith College; M.B.A., Harvard Business School.

     Steven Pisarkiewicz, with Bernstein since October 2, 2000 and prior to that with Sanford Bernstein since 1989; Senior Portfolio Manager since 1997; B.S., University of Missouri; M.B.A., University of California at Berkeley.

     Mellon Equity, 500 Grant Street, Suite 4200, Pittsburgh, Pennsylvania 15258, is a Pennsylvania limited liability partnership founded in 1987. Mellon Equity is a professional investment counseling firm that provides investment management services to the equity and balanced pension, public fund and profit-sharing investment management markets, and is an investment adviser registered under the Advisers Act. Mellon Equity has discretionary management authority with respect to approximately $15 billion of assets as of December 31, 2002.

     Robert A. Wilk, CFA, Senior Vice President and Senior Portfolio Manager of Mellon Equity, has been primarily responsible for the day-to-day investment management of the portfolio since Mellon Equity began managing a portion of the Equity Fund's assets on March 1, 1999. Mr. Wilk joined Mellon Equity in 1990 and began his investment experience in 1971. Prior to joining Mellon Equity, Mr. Wilk founded and was the Head of Equity Management at Triangle Portfolio Associates, a former Mellon Bank subsidiary, which provided aggressive, quantitatively managed portfolios. Mr. Wilk earned a B.S. in Management and Electrical Engineering from M.I.T. and an

M.S. in Finance from M.I.T.'s Sloan School of Management. He is a member of the Association for Investment Management and Research and of the Pittsburgh Society of Financial Analysts.

     Jocelin A. Reed, CFA, Vice President and Portfolio Manager, joined Mellon Equity's staff in 1996. Prior to joining Mellon Equity, Ms. Reed was a Corporate Banking Relationship Manager in Mellon Bank's utilities lending group. In addition, Ms. Reed worked for J.P. Morgan and Deloitte & Touche. She earned her MBA from the Joseph M. Katz School of Business at the University of Pittsburgh, following a BS in Finance from The Pennsylvania State University. She is a member of the Pittsburgh Society of Financial Analysts and the Association of Investment Management and Research.

     Wellington Management, 75 State Street, Boston, Massachusetts 02109, is a registered investment adviser and has approximately $303 billion under management and manages over 100 investment company portfolios as of December 31, 2002.

     Matthew E. Megargel, CFA and Senior Vice President of Wellington Management, serves as the portfolio manager for the portion of the Equity Fund's assets managed by Wellington Management. Mr. Megargel began providing investment advice to the Equity Fund on March 1, 1999. Mr. Megargel has been a portfolio manager with Wellington Management since 1991 and has 20 years of professional experience. He is supported by the U.S. Core Equity team and Wellington Management's 41 global industry analysts, along with specialized fundamental, quantitative, and technical analysts, macroanalysts and traders.

     Western Asset, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds, and endowment funds. Total assets under management were approximately $112 billion as of December 31, 2002. Western Asset is located at 117 East Colorado Boulevard, Pasadena, California 91105.

     Western Asset uses a centralized strategy group comprised of professionals who are expert in various investment disciplines to determine the investments for the Short-Term Investment Fund and the Income Fund. Western Asset uses a team approach to investment management, which revolves around the decisions of the group with expertise in all areas of the fixed-income market. The strategy group lays out basic parameters which are then executed by teams of professionals dedicated to specific sectors of the market.

     WAML, 155 Bishopsgate, London, EC2M 3XG, is a registered investment adviser founded in 1984 by the American Express organizationWAML is responsible for the management of global and international fixed income mandates including the non-US portion of Western Asset's US domestic clients' portfolios. WAML has approximately $15 billion under management as of December 31, 2002. WAML uses a strategy group comprised of professionals who are expert in various investment disciplines to determine the investments for its portion of the Income Fund.

     BlackRock, 40 East 52nd Street, New York, New York 10022, is a subsidiary of PNC Bank and a registered investment adviser. BlackRock has approximately $273 billion under management as of December 31, 2002.

     The Small Cap Growth Fund is managed by BlackRock's Small and Mid Cap Growth Team. The team is supported by BlackRock's Small Cap Growth research analysts along with quantitative analysts and traders. The Small and Mid Cap Growth Team includes the following individuals:

     Neil D. Wagner is the Fund's lead portfolio manager. Mr. Wagner, who has over 8 years of investment experience, has been a portfolio manager at BlackRock since 2002. Prior to joining BlackRock, Mr. Wagner was a portfolio manager at MFS Investment Management.

     Brian E. Stack, portfolio manager, has been with BlackRock since 2002. Mr. Stack has 20 years of investment experience. Prior to joining BlackRock, Mr. Stack was a co-founder and portfolio manager at Cyllenius Capital Management and a portfolio manager at MFS Investment Management.

     Mazama, One Southwest Columbia Street, Portland, Oregon 97258, is a registered investment adviser. Mazama has approximately $ 1.4 billion under management as of December 31, 2002.

     Mazama's Small Cap Growth team is supported by Mazama's research analysts and traders and includes the following individuals:

     Ronald A. Sauer is the senior portfolio manager. Mr. Sauer has over 22 years of investment experience, has been a portfolio manager at Mazama since founding the firm in 1997 and was previously President and Director of Research for Black and Company, Inc., a leading Northwest investment firm.

     Helen M. Degener is the chief investment officer, has been with Mazama since 1999 and was previously senior portfolio manager for Fiduciary Trust. Ms. Degener has over 32 years of investment experience.

     Steven C. Brink, CFA, is a portfolio manager and is responsible for overseeing research. He has been at Mazama since its founding in 1997 and was previously chief investment officer at US Trust. Mr. Brink has over 25 years of investment experience.

     The International Equity Fund is managed by Oechsle International Advisors, LLC ("Oechsle") and its International Equity Fund Team. Oechsle, One International Place, Boston, Massachusetts 02110, is a registered investment adviser. Oechsle has approximately $11 billion in assets under management as of December 31, 2002.

     Oechsle utilizes a team approach to the management of the International Equity Fund. All of Oechsle's portfolio managers and research analysts are members of the investment team. The investment team develops a broad investment strategy, establishes a framework for country allocations and contributes individual stock selections. The portfolio manager primarily responsible for overseeing Oechsle's management of the International Equity Fund is Peter Robson.

     Peter Robson, Portfolio Manager/Research Analyst, joined Oechsle in June 2000. Mr. Robson was previously an international portfolio manager at Batterymarch Financial Management, and prior to that was the director responsible for Far East markets at AIB Govett in London.

     ADMINISTRATOR. HORACE MANN INVESTORS, INC. ("HM Investors"), a wholly owned subsidiary of Horace Mann Educators Corporation which is the indirect owner of Horace Mann Life Insurance Company ("HMLIC"), serves as administrator to the Funds pursuant to an Administration Agreement dated March 1, 1999 with the Trust (the "Administration Agreement"). HM Investors provides for the management of the business affairs of each Fund, including, but not limited to, office space, secretarial and clerical services, bookkeeping services, wire and telephone communications services, and other similar services necessary for the proper management of each Fund's business affairs. Under the current administration agreement, the Funds agree to assume and pay the charges and expenses of their operations, including, by way of example, the compensation of Trustees other than those affiliated with HM Investors, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of the custodian, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Funds, reports and notices to shareholders, other like miscellaneous expenses, and all taxes and fees to federal, state, or other governmental agencies.

     For the services and facilities furnished to the Funds, HM Investors receives a fee based upon the combined assets of the Funds as follows: 0.25% of the first $1 billion of assets and 0.20% of assets in excess of $1 billion. An administration fee is charged directly against all assets in the Balanced Fund.

     However, in order to avoid duplication of charges, under the fund of funds structure, HM Investors has indicated that it intends to waive the majority of the administrative fees charged to the Balanced Fund directly. In addition, Balanced Fund shareholders will indirectly pay the administration fee of the assets invested in the Equity Fund and Income Fund under the fund of funds structure. Therefore, the aggregate administration fee directly and indirectly borne by shareholders of the Balanced Fund will be higher than the fees shareholders would bear if they invested directly in the Equity Fund and Income Fund.

     SUPPORT SERVICES AGREEMENT. The Trust has a support services agreement (the "Support Services Agreement") with HMLIC under which the Trust has retained HMLIC to provide certain administrative services to the Trust. As the Trust's servicer, HMLIC will provide those administrative and support services reasonably necessary to coordinate the activities of the Funds with those of the Separate Account of HMLIC (for which the Funds serve as the underlying investment medium) other than the administrative services provided by HM Investors under the Administration Agreement. As compensation for its services, HMLIC will receive a fee equal to the 0.15% on the first $1 billion in net assets and 0.10% on all assets over $1 billion.

Transfer Agent and Dividend Paying Agent
     Horace Mann Service Corporation
     One Horace Mann Plaza
     P.O. Box 4657 Springfield, IL 62708-4657

Custodian and Fund Accounting Agent
     State Street Bank and Trust Company
     801 Pennsylvania
     Kansas City, MO  64105

PURCHASES AND REDEMPTIONS

     Shares of each Fund are currently sold only to HMLIC separate accounts. In the event that HMLIC establishes additional separate accounts, shares of these Funds may be made available for purchase by such additional separate accounts. Previously, shares of the Equity Fund were available to the public. While Equity Fund shares may no longer be purchased by the general public, existing public shareholders may acquire additional shares through the automatic reinvestment of dividends and distributions.

     Each Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge. The net asset value of each Fund's shares is determined on each day the New York Stock Exchange ("NYSE") is open for trading at the close of regular trading on the NYSE (normally 3:00 p.m. Central
Time). No valuations are made for any day that the NYSE is closed. The computation is made by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund, less its liabilities.

     A purchase is effected at the price based on the next calculation of net asset value per share after receipt of a request. A security listed or traded on an exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. When market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members are representatives of the Funds' adviser or administrator, or the Funds' Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.

     Except in extraordinary circumstances and as permissible under the 1940 Act, redemption proceeds are paid on or before the third business day following the date the request for redemption is received.

     REDEMPTION OF EQUITY FUND SHARES BY EXISTING PUBLIC SHAREHOLDERS--The Equity Fund will redeem shares from public shareholders at the net asset value per share next determined after receipt of a redemption request. If stock certificates have been issued, the signature of each party must be guaranteed by an officer of a commercial bank or trust company or a member of the NYSE or National Association of Securities Dealers, Inc ("NASD"). If certificates are lost, the shareholder will need to submit an Affidavit of Loss form with the signature(s) notarized if 100 or less shares are surrendered, and a Lost Instrument Bond will be required if over 100 shares are surrendered. A Lost Instrument Bond can be obtained from an insurance carrier. The cost for this bond must be paid by the shareholder. For redemption and re-registration requests of $50,000 and greater, the signature of each party must be guaranteed by an officer of a commercial bank or trust company or a member of the NYSE or NASD.

     If no certificates have been issued to the shareholder, redemption may be accomplished by signing a written request. The request should be sent to the Horace Mann Equity Fund, P.O. Box 4657, Springfield, Illinois 62708-4657, and should identify the account by number and the name(s) in which the account is registered. The request must be signed exactly as the account is registered. On a jointly held account, all owners must sign. In addition, fax requests will be accepted if sent to 217-535-7123 and if the following conditions are met:

     o Redemption proceeds will be sent to the shareholder;
     o The redemption check is mailed to the address of record; and
     o The redemption request does not exceed $50,000.

     All redemption requests by mail should be sent to P.O. Box 4657, Springfield, IL 62708-4657. Provided the request is received in good form, payment for shares redeemed will be made by the Fund within three business days of the receipt.

     SYSTEMATIC CASH WITHDRAWAL PLAN--When an Equity Fund public shareholder has accumulated $5,000 or more of Equity Fund shares in his or her account, shares may be withdrawn automatically through the Systematic Cash Withdrawal Plan (the "Plan"). A shareholder may receive checks monthly, quarterly, semiannually or annually in any amount requested, but not less than $25. A Plan application is available, upon request, from the transfer agent. The value of a public shareholder's account is determined at the net asset value on the date a Plan application is received by the Equity Fund. Payments under the Plan will be made either on the 1st or 15th of the month, as selected by the shareholder. A sufficient number of shares will be redeemed from the shareholder's account to provide funds for payments made under the Plan, thus reducing the shareholder's account value. Depending on the amount and frequency of withdrawals, payments under the Plan may exhaust the shareholder's account. There is no redemption charge with respect to the shares redeemed from the shareholder's account. A Plan may be terminated upon written request.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

     Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. All dividends or distributions paid on Fund shares held by a separate account, net of separate account contract charges, are automatically reinvested in shares of the respective Fund at the net asset value determined on the dividend payment date.

     Under the Internal Revenue Code of 1986, as amended, HMLIC is taxed as a life insurance company and the operations of its separate accounts are taxed as part of its total operations. Under current interpretations of existing federal income tax law, investment income and capital gains of separate accounts are not subject to federal income tax to the extent applied to increase the value of variable annuity contracts. Tax consequences to variable annuity contract holders are described in a separate prospectus issued by the HMLIC Separate Account.

     Public shareholders of the Equity Fund may elect to receive cash dividends and will be notified of the amount and type of distribution. If a shareholder elects to receive a cash dividend and the dividend check is returned by the postal service, attempts will be made to locate the shareholder. If the attempts to locate are unsuccessful, the shareholder's dividend option will be changed to reinvestment. Dividends will be taxable to the shareholder whether paid in cash or reinvested in additional shares. When new shares are added to an Equity Fund public shareholder's account through the reinvestment of dividends or when distributions occur, a confirmation statement is sent to the public shareholder showing the number of shares that were credited or debited to the account, the net asset value per share and the total number of shares in the account.

     A dividend or capital gain distribution will reduce the per share net asset value by the amount of the dividend or distribution. Shortly after the end of each year, Equity Fund shareholders will be informed of the amount of and the federal income tax treatment of all distributions made during the year. If not otherwise subject to tax on their income, public shareholders will not be required to pay tax on amounts distributed to them. Shareholders must determine for themselves the applicability of state and local taxes to dividends and distributions received on Equity Fund shares.

     By law, a Fund must withhold 30% of your distributions and proceeds paid to you in 2003 (29% in 2004) if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so. The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

     Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Tax Matters" in the SAI.

FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with each Fund's financial statements, are included in the annual report, which is available upon request.

EQUITY FUND(5)
--------------------------------------------------------------------------------------------------------
                                                             Years Ended December 31
                                             2002        2001         2000         1999         1998
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Asset Value Beginning of Period         $19.57       $20.65       $21.92       $24.35       $25.66
--------------------------------------- ------------ ------------ ------------ ------------ ------------

--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Net Investment Income1                     0.21         0.21         0.21         0.26         0.41
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Net Realized and Unrealized Gain          (4.01)       (1.08)       (1.23)       (0.91)        1.51
     (Loss)(1)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Total Income (Loss) From Investment          (3.80)       (0.87)       (1.02)       (0.65)        1.92
  Operations(1)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Less Distributions From:
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Investment Income                         0.21         0.21         0.25         0.25         0.41
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Realized Gains                            0.00         0.00         0.00         1.52         2.83
--------------------------------------- ------------ ------------ ------------ ------------ ------------

--------------------------------------- ------------ ------------ ------------ ------------ ------------
Total Distributions                           0.21         0.21         0.25         1.77         3.24
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Asset Value End of Period               $15.56       $19.57       $20.65       $21.92       $24.34
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Total Return (%)(2,3)                       (19.43)%      (4.21)%      (4.64)%      (2.54)%       7.64%
--------------------------------------- ------------ ------------ ------------ ------------ ------------

--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Net Assets, End of Period (in          $449,559     $600,016     $667,731     $625,133     $670,731
     thousands)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Ratio of Expenses to Average Net           0.82%        0.82%        0.82%        0.73%        0.51%
     Assets(4)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Ratio of Net Income to Average Net         1.13%        1.04%        1.05%        1.09%        1.57%
     Assets(4)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Portfolio Turnover Rate                   35.83%       38.13%      116.56%      205.70%       59.63%
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Ratio to Average Net Assets Before
  Waived and Reimbursed Expenses
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Ratio of Expenses(4)                          0.86%        0.87%        0.87%        0.79%        0.00
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Ratio of Net Investment Income(4)             1.09%        0.99%        0.98%        1.04%        0.00
--------------------------------------- ------------ ------------ ------------ ------------ ------------

(1) The "Net Investment Income" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.

(2) The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

(3) If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(4) Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect commission credits and earnings credits on cash balances.

(5) Certain expenses for the Equity Fund were assumed or waived by Horace Mann Investors, Inc. for the years ending December 31, 1999 through 2002.


Balanced Fund(5,6)
--------------------------------------------------------------------------------------------------------
                                                             Years Ended December 31
                                            2002         2001         2000         1999         1998
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Asset Value Beginning of Period         $16.34       $16.76       $17.27       $18.90      $19.82
--------------------------------------- ------------ ------------ ------------ ------------ ------------

--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Net Investment Income1                     0.43         0.65         0.58         0.62        0.73
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Net Realized and Unrealized Gain          (1.79)       (0.41)       (0.42)       (0.84)       0.77
     (Loss)(1)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Total Income (Loss) From Investment          (1.36)        0.24         0.16        (0.22)       1.50
  Operations(1)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Less Distributions From:
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Investment Income                         0.46         0.66         0.67         0.63        0.74
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Realized Gains                            0.00         0.00         0.00         0.78        1.68
--------------------------------------- ------------ ------------ ------------ ------------ ------------

--------------------------------------- ------------ ------------ ------------ ------------ ------------
Total Distributions                           0.46         0.66         0.67         1.41        2.42
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Asset Value End of Period               $14.52       $16.34       $16.76       $17.27      $18.90
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Total Return (%)(2,3)                        (8.27)%       1.39%        0.93%       (1.11)%      7.68%
--------------------------------------- ------------ ------------ ------------ ------------ ------------

--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Net Assets, End of period (in          $240,562     $292,176     $314,728     $402,539    $427,920
     thousands)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Ratio of Expenses to Average Net           0.04%        0.05%        0.06%        0.75%       0.50%
     Assets(4)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Ratio of Net Income to Average Net         2.77%        3.79%        3.38%        3.30%       3.60%
     Assets(4)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Portfolio Turnover Rate                   13.20%        9.81%      120.51%      155.53%       63.69%
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Ratio to Average Net Assets Before
  Waived and Reimbursed Expenses
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Ratio of Expenses(4)                          0.04%        0.05%        0.07%        0.77%        0.00
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Ratio of Net Investment Income(4)             2.77%        3.79%        3.37%        3.28%        0.00
--------------------------------------- ------------ ------------ ------------ ------------ ------------

(1) The "Net Investment Income" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.

(2) The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

(3) If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(4) Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect commission credits and earnings credits on cash balances.

(5) Certain expenses for the Balanced Fund were assumed or waived by Horace Mann Investors, Inc. for the years ending December 31, 1999 through 2002.

(6) Effective January 19, 2000, the Balanced Fund began operating under a "fund of funds" structure. The ratio of expenses does not include expenses of the underlying funds.


Income Fund(5)
--------------------------------------------------------------------------------------------------------
                                                             Years Ended December 31
                                            2002         2001         2000         1999         1998
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Asset Value Beginning of                $12.30       $12.39       $12.24       $13.24       $13.00
  Period
--------------------------------------- ------------ ------------ ------------ ------------ ------------

--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Net Investment Income1                     0.69         0.78         0.82         0.76         0.78
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Net Realized and                           0.42         0.33         0.27        (0.97)        0.27
     Unrealized Gain (Loss)(1)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Total Income (Loss) From                      1.11         1.11         1.09        (0.21)        1.05
  Investment Operations(1)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Less Distributions From:
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Investment Income                         0.57         0.85         0.94         0.79         0.69
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Realized Capital Gains                    0.41         0.35         0.00         0.00         0.12
--------------------------------------- ------------ ------------ ------------ ------------ ------------

--------------------------------------- ------------ ------------ ------------ ------------ ------------
Total Distributions                           0.98         1.20         0.94         0.79         0.81
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Asset Value End of Period               $12.43       $12.30       $12.39       $12.24       $13.24
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Total Return (%)(2,3)                         9.20%        8.88%        8.89%       (1.57)%       8.09%
--------------------------------------- ------------ ------------ ------------ ------------ ------------

--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Net Assets End of Period               $114,935     $126,045     $137,184      $13,175      $13,959
     (in thousands)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Ratio of Expenses to                       0.85%        0.81%        0.88%        0.99%        0.88%
     Average Net Assets(4)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Ratio of Net Income to                     5.41%        5.96%        7.02%        5.83%        5.85%
     Average Net Assets(4)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Portfolio Turnover Rate                  315.70%      348.18%      422.38%       33.09%       46.60%
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Ratio to Average Net Assets
  Before Waived and Reimbursed
  Expenses
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Ratio of Expenses                             0.90%        0.88%        0.92%        1.03%        0.00
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Ratio of Net Investment                       5.36%        5.89%        6.98%        5.79%        0.00
  Income
--------------------------------------- ------------ ------------ ------------ ------------ ------------

(1) The "Net Investment Income" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.

(2) The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

(3) If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(4)Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect commission credits and earnings credit on asset balances.

(5) Certain expenses for the Income Fund were assumed or waived by Horace Mann Investors, Inc. for the years ending December 31, 1999 through 2002.


Short-Term Investment Fund(4)
--------------------------------------------------------------------------------------------------------
                                                             Years Ended December 31
                                            2002         2001         2000         1999         1998
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Asset Value Beginning of                $10.08        $9.92        $9.89        $9.98        $9.99
  Period
--------------------------------------- ------------ ------------ ------------ ------------ ------------

--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Net Investment Income                      0.18         0.39         0.57         0.47         0.49
     (Loss)(1)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Net Realized and                          (0.01)        0.12         0.01         0.01         0.01
     Unrealized Gain (Loss)(1)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Total Income (Loss) From                      0.17         0.51         0.58         0.48         0.50
  Investment Operations(1)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Less Distributions From:
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Investment Income                         0.16         0.33         0.55         0.56         0.51
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Realized Gains                            0.00         0.02         0.00         0.01         0.00
--------------------------------------- ------------ ------------ ------------ ------------ ------------

--------------------------------------- ------------ ------------ ------------ ------------ ------------
Total Distributions                           0.16         0.35         0.55         0.57         0.51
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Asset Value End of Period               $10.09       $10.08        $9.92        $9.89        $9.98
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Total Return(2,3)                             1.72%        5.17%        5.81%        4.77%        4.97%
--------------------------------------- ------------ ------------ ------------ ------------ ------------

--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Net Assets, End of period                $4,183       $2,796       $1,982       $1,743       $1,331
     (in thousands)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Ratio of Expenses to                       0.33%        0.33%        0.49%        0.32%        0.69%
     Average Net Assets(5)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Ratio of Net Income to                     1.76%        4.20%        5.62%        4.71%        4.78%
     Average Net Assets(5)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Portfolio Turnover Rate                    0.00%        0.00%        0.00%        0.00%        0.00%
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Ratio to Average Net Assets
  Before Waived and Reimbursed
  Expenses
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Ratio of Expenses(5)                          1.16%        1.36%         1.81%       1.90%        2.59%
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Ratio of Net Investment                       0.93%        3.17%         4.30%       3.13%        2.88%
Income(5)
--------------------------------------- ------------ ------------ ------------ ------------ ------------

(1) The "Net Investment Income" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.

(2) The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

(3) If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(4) Certain expenses for the Short-Term Investment Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 2002.

(5) Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect earnings credits on cash balances.


Small Cap Growth Fund(4)
--------------------------------------------------------------------------------------------------------
                                                             Years Ended December 31
                                            2002         2001         2000         1999         1998
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Asset Value Beginning                   $12.15       $17.31       $19.76       $12.38       $11.70
  of Period
--------------------------------------- ------------ ------------ ------------ ------------ ------------

--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Net Investment Income                     (0.15)       (0.12)       (0.12)       (0.15)       (0.07)
     (Loss)(1)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Net Realized and                          (4.57)       (5.04)       (2.03)        8.96         0.75
     Unrealized Gain (Loss)(1)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Total Income (Loss) From                     (4.72)       (5.16)       (2.15)        8.81         0.68
  Investment Operations(1)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Less Distributions From:
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Investment Income                         0.00         0.00         0.00         0.00         0.00
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Realized Capital Gains                    0.00         0.00         0.30         1.43         0.00
--------------------------------------- ------------ ------------ ------------ ------------ ------------

--------------------------------------- ------------ ------------ ------------ ------------ ------------
Total Distributions                           0.00         0.00         0.30         1.43         0.00
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Asset Value End of                       $7.43       $12.15       $17.31       $19.76       $12.38
  Period
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Total Return(2,3)                           (38.93)%     (29.81)%     (10.84)%      71.55%        5.81%
--------------------------------------- ------------ ------------ ------------ ------------ ------------

--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Net Assets End of period                $34,768      $58,437      $83,597      $60,497      $28,655
     (in thousands)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Ratio of Expenses to                       1.66%        1.54%        1.50%        1.50%        1.11%
     Average Net Assets(5)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Ratio of Net Income to                    (1.61)%      (1.14)%      (0.57)%      (1.03)%      (0.59)%
     Average Net Assets(5)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Portfolio Turnover Rate                  234.03%      318.83%      233.11%      172.20%      168.31%
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Ratio to Average Net Assets
  Before Waived and
  Reimbursed Expenses
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Ratio of Expenses(5)                          1.82%        1.71%        1.67%        1.64%        1.75%
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Ratio of Net Investment                     (1.74)%      (1.31)%       (0.74)%      (1.17)%      (1.23)%
  Income(5)
--------------------------------------- ------------ ------------ ------------ ------------ ------------

(1) The "Net Investment Income" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.

(2) The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

(3) If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(4) Certain expenses for the Fund were assumed and/or waived by Horace Mann Investors, Inc. since its inception of investment operations, March 10, 1997 through December 31, 2001.

(5) Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect earnings credits on cash balances.


International Equity Fund(4)
--------------------------------------------------------------------------------------------------------
                                                             Years Ended December 31
                                            2002         2001         2000         1999         1998
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Asset Value                             $10.52       $14.27       $17.52       $12.13       $10.27
  Beginning of Period
--------------------------------------- ------------ ------------ ------------ ------------ ------------

--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Net Investment                            (0.01)        0.00         0.03         0.08         0.11
     Income (Loss)(1)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Net Realized and                          (2.21)       (3.75)       (3.10)        6.18         1.84
     Unrealized Gain (Loss)(1)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Total Income (Loss)                          (2.22)       (3.75)       (3.07)        6.26         1.95
  From Investment
  Operations1
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Less Distributions From:
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Investment Income                         0.00         0.00         0.00         0.03         0.09
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Realized Gains                            0.00         0.00         0.18         0.84         0.00
--------------------------------------- ------------ ------------ ------------ ------------ ------------

--------------------------------------- ------------ ------------ ------------ ------------ ------------
Total Distributions                           0.00         0.00         0.18         0.87         0.09
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Asset Value End of                       $8.30       $10.52       $14.27       $17.52       $12.13
  Period
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Total Return (%)(2,3)                       (20.99)%     (26.35)%     (17.51)%      51.83%       18.95%
--------------------------------------- ------------ ------------ ------------ ------------ ------------

--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Net Assets, End of                      $26,286      $33,544      $42,689      $26,403      $10,311
     period (in thousands)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Ratio of Expenses                          1.58%        1.53%        1.47%        1.30%        1.03%
     to Average Net Assets(5)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Ratio of Net Income                       (0.08)%       0.00%        0.18%        0.53%        0.99%
     to Average Net Assets(5)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Portfolio Turnover                       139.45%      103.42%       69.30%       77.74%       57.71%
     Rate
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Ratio to Average Net
  Assets Before Waived
  and Reimbursed Expenses
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Ratio of Expenses(5)                          1.62%        1.54%        1.51%        1.69%        2.06%
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Ratio of Net                                 (0.12)%      (0.01)%       0.14%        0.14%       (0.04)%
  Investment Income(5)
--------------------------------------- ------------ ------------ ------------ ------------ ------------

(1) The "Net Investment Income" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.

(2) The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

(3) If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(4) Certain expenses for the Fund were assumed or waived by Horace Mann Investors, Inc. since its inception, March 10, 1997 through December 31, 2001.

(5) Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect earnings credits on cash balances.


Socially Responsible Fund4
--------------------------------------------------------------------------------------------------------
                                                             Years Ended December 31
                                            2002         2001         2000         1999         1998
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Asset Value                             $12.75       $14.11       $13.81       $12.99       $12.10
  Beginning of Period
--------------------------------------- ------------ ------------ ------------ ------------ ------------

--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Net Investment                             0.16         0.14         0.13         0.17         0.27
     Income (Loss)(1)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Net Realized and                          (1.88)       (1.17)        1.07         0.91         0.91
     Unrealized Gain (Loss)(1)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Total Income (Loss)                          (1.72)       (1.03)        1.20         1.08         1.18
  From Investment
  Operations(1)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Less Distributions
  From:
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Investment Income                         0.16         0.14         0.14         0.14         0.17
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Realized Gains                            0.00         0.19         0.76         0.12         0.12
--------------------------------------- ------------ ------------ ------------ ------------ ------------

--------------------------------------- ------------ ------------ ------------ ------------ ------------
Total Distributions                           0.16         0.33         0.90         0.26         0.29
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Net Asset Value End of                      $10.87       $12.75       $14.11       $13.81       $12.99
  Period
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Total Return(2,3)                           (13.48)%      (7.30)%       8.79%        8.39%        9.80%
--------------------------------------- ------------ ------------ ------------ ------------ ------------

--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Net Assets End of                       $58,960      $71,644      $76,011      $59,533      $35,564
     Period (in thousands)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Ratio of Expenses                          0.99%        1.04%        1.07%        1.00%        0.64%
     to Average Net Assets(5)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Ratio of Net Income                        1.35%        1.05%        0.96%        1.28%        2.10%
     to Average Net Assets(5)
--------------------------------------- ------------ ------------ ------------ ------------ ------------
   Portfolio Turnover                        27.34%      141.96%       99.11%       60.46%       41.63%
     Rate
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Ratio to Average Net
  Assets Before Waived
  and Reimbursed Expenses
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Ratio of Expenses(5)                          1.19%        1.20%        1.20%        1.12%        1.12%
--------------------------------------- ------------ ------------ ------------ ------------ ------------
Ratio of Net                                  1.15%        0.89%        0.83%        1.16%        1.62%
  Investment Income(5)
--------------------------------------- ------------ ------------ ------------ ------------ ------------

(1) The "Net Investment Income" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date

(2) The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

(3) If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(4) Certain expenses for the Fund were assumed and/or waived by Horace Mann Investors, Inc. since its inception of investment operations, March 10, 1997 through December 31, 2001.

(5) Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect earnings credits on cash balances.

Other Information

Public Shareholder Communications

     To ensure receipt of communications related to investments in the Equity Fund, public shareholders must notify the Equity Fund of address changes. Notice of a change in address may be sent to the Horace Mann Equity Fund, P.O. Box 4657, Springfield, Illinois 62708-4657. Shareholders may also provide notice of an address change by sending a telefacsimile (FAX) transmission to (217) 535-7123 or by calling (217) 789-2500 or (800) 999-1030 (toll-free).

Ratings of Debt Obligations
--------------------------------------------------------------------------------------------------
Definition                    Moody's Investors Service, Inc     Standard & Poor's Ratings Group
---------------------------   --------------------------------   ---------------------------------
Long-Term                     Aaa                                AAA
 Highest Quality
---------------------------   --------------------------------   ---------------------------------
High quality                  Aa                                 AA
---------------------------   --------------------------------   ---------------------------------
Upper medium grade            A                                  A
---------------------------   --------------------------------   ---------------------------------
Medium grade                  Baa                                BBB
---------------------------   --------------------------------   ---------------------------------
Low Grade                     Ba                                 BB
---------------------------   --------------------------------   ---------------------------------
Speculative                   B                                  B
---------------------------   --------------------------------   ---------------------------------
Submarginal                   Caa,CA, C                          CCC,CC,C
---------------------------   --------------------------------   ---------------------------------
Probably in default           D                                  D
---------------------------   --------------------------------   ---------------------------------
                              Moody's                            S&P
---------------------------   --------------------------------   ---------------------------------
Short-Term                    MIG1/VMIG1 Best Quality            SP-1+ Very Strong Quality
---------------------------   --------------------------------   ---------------------------------
                              MIG2/VMIG2 High Quality            SP-1 Strong Quality
---------------------------   --------------------------------   ---------------------------------
                              MIG3/VMIG3 Favorable Quality       SP-2 Satisfactory Grade
---------------------------   --------------------------------   ---------------------------------
                              SG Speculative Grade               SP-3 Speculative grade
---------------------------   --------------------------------   ---------------------------------
Commercial Paper              P-1 Superior quality               A-1+ Extremely strong quality
---------------------------   --------------------------------   ---------------------------------
                              A-1 Strong quality
---------------------------   --------------------------------   ---------------------------------
                              P-2 Strong quality                 A-2 Satisfactory quality
---------------------------   --------------------------------   ---------------------------------
                              P-3 Acceptable quality             A-3 Adequate quality
---------------------------   --------------------------------   ---------------------------------
                              B Speculative quality
---------------------------   --------------------------------   ---------------------------------
                              Not Prime                          C Doubtful quality
--------------------------------------------------------------------------------------------------

Horace Mann Life Insurance Company
P.O. Box 4657
Springfield, IL 62708-4657
(800) 999-1030 (Toll Free)

Shareholders' Inquiries

     For questions concerning investments in the Funds through HMLIC's annuity contracts, call HMLIC's toll-free customer service number, (800) 999-1030. Written questions should be sent by mail to Horace Mann Life Insurance Company at P.O. Box 4657, Springfield, Illinois 62708-4657 or by telefacsimile (FAX) transmission to (217) 527-2307.

     Equity Fund public shareholders may contact the Equity Fund by calling
(800) 999-1030 or (217) 789-2500. Written questions concerning an Equity Fund public shareholder's account may be sent by mail to Horace Mann Equity Fund, P.O. Box 4657, Springfield, Illinois 62708-4657 or by telefacsimile (FAX) transmission to (217) 535-7123.

Additional Information

     Additional Information about the Funds' investments is available in the Funds' annual and semi-annual reports to Shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. The Funds' annual reports are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

     The SAI contains more detailed information about the Funds. The current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes.

     To receive, without charge, a copy of the annual and/or semi-annual reports of the Horace Mann Mutual Funds and/or a copy of the Statement of Additional Information for the Horace Mann Mutual Funds, please complete the following request form and mail it to the address indicated below, or send it by telefacsimile (FAX) transmission to (217) 535-7123 or telephone (217) 789-2500 or (800) 999-1030 (toll-free).

Horace Mann Mutual Funds
P.O. Box 4657
Springfield, Illinois 62708-4657

Please provide free of charge the following information:

2002 Annual Report of the Horace Mann Mutual Funds

Statement of Additional Information dated May 1, 2003, as supplemented from time to time, for the Horace Mann Mutual Funds

Please mail the above documents to:


--------------------------------------------------------------------------------
(Name)

--------------------------------------------------------------------------------
(Address)

--------------------------------------------------------------------------------
(City/State/Zip)

     Information about the funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Also, information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus does not constitute an offering by the fund or its distributor in any jurisdiction in which such offering may not lawfully be made.



Investment Company Act File No. 811-07917

                       STATEMENT OF ADDITIONAL INFORMATION

                            HORACE MANN MUTUAL FUNDS

                                   MAY 1, 2003

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus, dated May 1, 2003, as supplemented from time to time. The financial statements for the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund for the year ended December 31, 2002, and the Report of Independent Auditors thereon, are incorporated herein by reference from the Funds' Annual Report dated December 31, 2002. Copies of the Prospectus and the Funds' financial statements may be obtained by writing to the Horace Mann Mutual Funds, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission to (217) 535-7123, or by telephoning
(217) 789-2500 or (800) 999-1030 (toll-free).


                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----

The Trust and the Funds.....................................................B-1
Additional Investment Policies..............................................B-1
Investment Restrictions.....................................................B-2
Description of Securities and Risks.........................................B-5
Income Fund - Benchmark....................................................B-20
Management of the Funds....................................................B-21
Investment Advisory Agreements.   .........................................B-25
Brokerage Allocation.......................................................B-29
Other Services.............................................................B-30
Voting Rights..............................................................B-31
Purchase, Redemption and Pricing of Fund Shares............................B-31
Tax Matters................................................................B-32
Control Persons and Principal Holders of Securities........................B-33
General Information........................................................B-34
Financial Statements.......................................................B-36
Appendix A Description of Commercial Paper and Bond Ratings.................A-1

                             THE TRUST AND THE FUNDS

The Trust is an open-end, diversified management investment company organized as a Delaware statutory trust under a Declaration of Trust dated November 7, 1996. The Declaration of Trust permits the Trust to offer shares of separate funds. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of funds in addition to the Funds described herein.

The Trust employs Wilshire Associates Incorporated (the "Adviser") to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds' investment programs. The Adviser has entered into agreements with Alliance Capital Management, L.P. acting through its Bernstein Investment Research and Management unit ("Bernstein"), Mellon Equity Associates, LLP and Wellington Management Company, LLP to act as subadvisers for the Equity Fund, with Western Asset Management Company and Western Asset Management Company Limited to act as the subadviser for the Income Fund, with Western Asset Management Company to act as the subadviser for the Short-Term Investment Fund, with BlackRock Financial Management, Inc. and Mazama Capital Management to act as the subadvisers for the Small Cap Growth Fund, with Oechsle International Advisors, LLC to act as the subadviser for the International Equity Fund and with the Bernstein Unit to act as the subadviser for the Socially Responsible Fund. Under the fund of funds structure the Adviser allocates the Balanced Fund's assets between the Equity Fund and Income Fund.

The investment objectives and policies of each Fund are described in the prospectus. Prospective purchasers should recognize that there are risks in the ownership of any security and that there can be no assurance that the objectives of the Funds will be realized.

Each Fund seeks to attain its objective by pursuing investment policies that call for investments in certain types of securities and by employing various investment strategies. These investment policies and strategies may be changed without shareholder approval. However, each Fund will not, as a matter of policy, change its investment policies without notice to its shareholders.

Each Fund has also adopted certain fundamental investment limitations that, along with its objective, may be changed only with the approval of a "majority of the outstanding shares of a Fund" as defined in the Investment Company Act of 1940 (the "1940 Act").

                         ADDITIONAL INVESTMENT POLICIES

The following is a discussion of additional investment policies not discussed in the Trust's Prospectus.

EQUITY FUND. The portfolio investments of the Equity Fund are not concentrated in any one industry or group of industries, but are varied according to what is judged advantageous under varying economic conditions. While the portfolio is diversified by investment in a cross-section of businesses and industries, the Equity Fund follows a policy of flexibility. The Equity Fund does not invest in companies for the purpose of exercising control of management. Moreover, the Fund will not invest in securities subject to restrictions on disposition under the Securities Act of 1933 (the "1933 Act") or purchase securities not freely marketable.

It is the policy of the Equity Fund to purchase and hold securities believed to have potential for long-term capital growth. Investment income is a secondary consideration in the selection of portfolio securities. The Equity Fund does not buy and sell for short-term trading profits. Therefore, portfolio changes usually are accomplished gradually. However, Fund management is not restricted and may effect short-term transactions when subsequent events make an investment undesirable for long-term holding.

The Equity Fund may invest a portion of its assets in U.S. dollar-denominated investment grade fixed-income securities. Debt securities must be rated within the four highest ratings as determined by Moody's Investors Service, Inc. ("Moody's") or by Standard and Poor's Corporation ("S&P") except that up to 10% of the Fund's assets may be invested in U.S. dollar-denominated foreign debt securities within the three highest ratings as determined by Moody's or S&P.

INCOME FUND. As a matter of investment policy, the Income Fund will not invest more than 10% of its net assets in illiquid securities or invest in restricted securities, except securities eligible for resale under Rule 144A under the 1933 Act.

The Income Fund will not invest in common stocks directly, but may retain up to 25% of its total assets in common stocks acquired upon conversion of convertible debt securities or preferred stock, or upon exercise of warrants acquired with debt securities. Currently, the Fund intends to limit its investment in derivatives pursuant to guidelines established by the Adviser.

The Income Fund may invest in repurchase and reverse repurchase agreements, provided that the market value of the underlying security is at least 102% of the price of the repurchase agreement.

Instead of holding its entire portfolio to maturity, the Income Fund will engage in portfolio trading when trading will help achieve its investment objective. Portfolio turnover is expected to be moderate to high.

During the past three years, the Income Fund's portfolio turnover rates have been in excess of 300%, due to the subadviser's trading in mortgage TBAs (To Be Announced).

SHORT-TERM INVESTMENT FUND. The Short-Term Investment Fund will not invest in securities subject to restriction on disposition under the 1933 Act nor purchase securities not freely marketable. The Short-Term Investment Fund intends generally to purchase securities that mature within one year, but will not purchase securities with maturities that exceed two years except for securities subject to repurchase agreements and reverse repurchase agreements.

SMALL CAP GROWTH FUND. The Small Cap Growth Fund has had high portfolio turnover rates from greater that 150% to in excess of 300%. The high turnover rates are primarily due to the extreme volatility in the market as the subadviser used individual security price fluctuations as opportunities to buy or sell. The portfolio turnover rate fell 35% from 2001 to 2002 as a new subadviser was engaged in 2001 to manage a portion of the Fund's portfolio. 2001 portfolio turnover was impacted as that subadviser sold securities that were allocated to it from the existing subadviser.

INTERNATIONAL EQUITY FUND. The International Equity Fund may engage in so-called "strategic transactions" as described in the prospectus under the heading "Types of Investments and Associated Risks" and below in the SAI under the heading "Description of Securities and Risks."

SOCIALLY RESPONSIBLE FUND. The Socially Responsible Fund may engage in so-called "strategic transactions" as described in the prospectus under the heading "Types of Investments and Associated Risks" and below in the SAI under the heading "Description of Securities and Risks."

                             INVESTMENT RESTRICTIONS

Each Fund operates under its respective fundamental investment restrictions, set forth below, which, along with each Fund's objective, cannot be changed without the approval of a "majority of the outstanding voting securities." A "majority of the outstanding voting securities" of a Fund is defined in the 1940 Act to mean the lesser of (i) 67% of the Fund's shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares.

The Equity Fund, Balanced Fund, Income Fund and Short-Term Investment Fund each may not:

(1) purchase securities other than the securities in which a Fund is authorized to invest;

(2) issue senior securities except that a Fund may borrow money or enter into reverse repurchase agreements in an amount not to exceed 15% of its total assets taken at market value and then only for short-term credits as may be necessary for the clearance of transactions, and from banks as a temporary measure for extraordinary or emergency purposes (moreover, in the event that the asset coverage for such borrowings may fall below 300%, the Fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage); a Fund will not borrow to increase income (leveraging) but only to facilitate redemption requests that might otherwise require untimely dispositions of the Fund's portfolio securities; a Fund will repay all borrowings before making additional investments, and interest paid on borrowings will reduce net income;

(3) make loans to other persons (except by the purchase of obligations in which the Fund is authorized to invest); provided, however, that the Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the total assets of the Fund (taken at current value) would be subject to repurchase agreements maturing in more than seven (7) days;

(4) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States, its agencies or instrumentalities, or, for the Balanced Fund only, any security issued by an investment company or series thereof) if, as a result, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in the securities of that issuer, or (b) a Fund would hold more than 10% of any class of securities of that issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities);

(5) write, or invest in, straddle or spread options or invest in interests in oil, gas or other mineral exploration or development programs;

(6) purchase securities on margin or sell any securities short;

(7) invest in the securities of any issuer, any of whose officers, directors or security holders is an officer of a Fund if at the time of or after such purchase any officer or director of that Fund would own more than 1/2 of 1% of the securities of that issuer or if that Fund's officers and directors together would own more than 5% of the securities of that issuer;

(8) purchase any securities that would cause more than 25% of the value of a Fund's total net assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities, certificates of deposit, commercial paper and bankers' acceptances, or any obligations of U.S. branches of foreign banks and foreign branches of U.S. banks, except as these investments may be limited by the Treasury regulations under section 817(h) of the Internal Revenue Code;

(9) invest more than 5% of the value of the Fund's total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years' continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States Government or its agencies or instrumentalities;

(10) mortgage, pledge or hypothecate its assets except in an amount up to 15% (10% so long as the Fund's shares are registered for sale in certain states) of the value of the Fund's total assets but only to secure borrowings for temporary or emergency purposes;

(11) purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts;

(12) invest in companies for the purpose of exercising control; or

(13) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, and except that during any period in which the Balanced Fund operates as a "fund of funds" in accordance with the Prospectus and applicable law, the Balanced Fund may purchase without limit shares of the Equity Fund, the Income Fund, and any other mutual fund currently existing or hereafter created whose investment adviser is the Balanced Fund's adviser or an affiliate thereof, or the respective successors in interest of any such mutual fund or adviser.

Dollar rolls are not considered borrowing and therefore are not subject to investment restriction 2 above. For the purposes of investment restriction 9 above, the entity sponsoring a mortgage or asset backed security will be considered the issuer. For the purposes of investment restriction 11 above, commodities and commodity contracts are interpreted as physical commodities and therefore financial futures contracts and related options will not be considered commodities or commodity contracts under the restriction.

The Equity Fund and Short-Term Investment Fund each may not:

(14) underwrite the securities of other issuers, purchase securities subject to restrictions on disposition under the 1933 Act (so-called "restricted securities") or purchase securities not freely marketable.

The Balanced Fund and Income Fund each may not:

(15) Underwrite the securities of other issuers, invest more than 10% of its net assets in illiquid securities or invest in securities subject to restriction on disposition under the 1933 Act, except for securities eligible for resale pursuant to Rule 144A under the 1933 Act.

The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund each may not:

(1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the 1933 Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;

(3) make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);

(4) borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures, and options on futures;

(5) invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

(6) issue any senior security except to the extent permitted under the 1940 Act.

The Small Cap Growth Fund, International Equity Fund and Socially Responsible Funds are also subject to the following nonfundamental restrictions and policies, which may be changed by the Board of Trustees. Each Fund may not:

(1) invest in companies for the purpose of exercising control or management;

(2) purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate;

(3) mortgage, pledge, or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures, and options on futures;

(4) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless
(i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or 'when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

(5) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; and

(6) hedge by purchasing put and call options, futures contracts, or derivative instruments on securities, in an aggregate amount equivalent to more than 10% of its total assets.

(7) For the Balanced Fund and Income Fund, the Board has adopted guidelines regarding investment in derivatives (such as CMOs), which among other things, establish certain minimum criteria for the types of derivative securities that may be purchased. Under such guidelines, fixed income derivatives purchased for the Funds must have low to moderate volatility and must perform consistently across a wide range of interest rate scenarios. They also must exhibit little excess interest rate risk relative to Treasuries of comparable duration.

The Equity Fund, Income Fund, Small Cap Growth Fund and International Equity Fund are also subject to the following nonfundamental investment policies, which may be changed by the Board of Trustees.

     The Equity Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities.

     The Income Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in fixed income securities.

     The Small Cap Growth Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies.

     The International Equity Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities.

Shareholders of a Fund will be provided with at least 60 days' prior notice of any change in the 80% investment policy of the Fund.


                       DESCRIPTION OF SECURITIES AND RISKS

This section should be read in conjunction with each Fund's description in the Prospectus and each Fund's fundamental and nonfundamental investment policies. Because the Balanced Fund invests in shares of the Equity Fund and Income Fund, the Balanced Fund indirectly invests in the same investments as listed for the Equity Fund and Income Fund.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. The Equity Fund, Income Fund and Short-Term Investment Fund will not enter into repurchase agreements if, as a result, more than 10% of the Fund's total assets would be subject to repurchase agreements maturing in more than seven days. Repurchase agreements are agreements under which a Fund acquires ownership of an obligation (debt instrument or time deposit) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. If the seller of a repurchase agreement fails to repurchase this obligation in accordance with the terms of the agreement, the investing Fund will incur a loss to the extent that the proceeds on the sale are less than the repurchase price. Repurchase agreements usually involve United States Government or federal agency securities and, as utilized by the Funds, include only those securities in which the Funds may otherwise invest. Repurchase agreements are for short periods, most often less than 30 days and usually less than one week. The Funds intend to enter into repurchase agreements only with domestic commercial and savings banks and savings and loan associations with total assets of at least one billion dollars, or with primary dealers in United States Government securities. In addition, the Funds will not enter into repurchase agreements unless (a) the agreement specifies that the securities purchased, and interest accrued thereon, will have an aggregate value in excess of the price paid and (b) the Funds take delivery of the underlying instruments pending repurchase. In entering into a repurchase agreement, a Fund is exposed to the risk that the other party to the agreement may be unable to keep its commitment to repurchase. In that event, a Fund may incur disposition costs in connection with liquidating the collateral (i.e., the underlying security). Moreover, if bankruptcy proceedings are commenced with respect to the selling party, receipt of the value of the collateral may be delayed or substantially limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Funds believe that these risks are not material inasmuch as a Fund will evaluate the creditworthiness of all entities with which it proposes to enter into repurchase agreements, and will seek to assure that each such arrangement is adequately collateralized.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Fund is authorized to borrow money and may invest in reverse repurchase agreements. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund's securities. Each Fund may borrow through reverse repurchase agreements under which a Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Reverse repurchase agreements involve the sale of money market securities held by a Fund, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. If it employs reverse repurchase agreements, a Fund will use the proceeds to purchase other money market securities and instruments eligible for purchase by that Fund either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At the time it enters into a reverse repurchase agreement, a Fund will segregate cash, U.S. Government or other appropriate liquid high-grade debt securities having a value at least equal to the repurchase price. A Fund will generally utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transactions is greater than the interest expense incurred as a result of the reverse repurchase transactions. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with the proceeds of the transaction may decline below the repurchase price of the securities that the Fund is obligated to repurchase. As a matter of operating policy, the aggregate amount of illiquid repurchase and reverse repurchase agreements will not exceed 10% of any of the Funds' total net assets at the time of initiation. For the Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of their total assets. In addition, whenever borrowings exceed 5% of a Fund's total assets, these Funds will not make any additional investments. For the Equity Fund, Balanced Fund, Income Fund and Short-Term Investment Fund, repurchase agreements, together with other borrowings, will not exceed 15% of a Fund's total assets taken at market value. If the asset coverage for such borrowings falls below 300%, these Funds will reduce, within three days, the amount of its borrowings to provide for 300% asset coverage. The Equity Fund, Balanced Fund, Income Fund and Short-Term Investment Fund will repay all borrowings before making additional investments.

HIGH-YIELD (HIGH-RISK) SECURITIES. To the extent the Income Fund can invest in high-yield (high-risk) securities, the following sections are applicable. High-yield (high-risk) securities (hereinafter referred to as 'lower-quality securities") include (i) bonds rated as low as "C" by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or by Fitch Ratings ("Fitch"); (ii) commercial paper rated as low as "C" by S&P, "Not Prime" by Moody's, or "Fitch 4" by Fitch; and (iii) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient funds to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly, so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities in the marketplace (discussed below in "Liquidity and Valuation"), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force a Fund to sell the more liquid portion of its portfolio.

PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for a Fund.

CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the subadvisers' credit analysis than would be the case with investments in investment-grade debt obligations. The subadvisers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The subadvisers continually monitor the investments in a Fund's portfolio and carefully evaluate whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's net asset value and ability to dispose of particular securities, when necessary to meet a Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perception, whether or not based on fundamental analysis, may decease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

WARRANTS. Each Fund may invest in warrants. Warrants are instruments that provide the owner with the right to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. While warrants may be traded, there is often no secondary market for them. Moreover, they are usually issued by the issuer of the security to which they relate. The Funds will invest in publicly traded warrants only. Warrants do not have any inherent value. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If warrants remain unexercised at the end of the specified exercise period, they lapse and the investing Fund's investment in them will be lost. In view of the highly speculative nature of warrants, as a matter of operating policy, the Equity Fund, International Equity Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund will not invest more than 5% of their net assets in warrants.

RIGHTS OFFERINGS. The Small Cap Growth Fund may participate in rights offerings, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right to subscribe to additional shares is not exercised prior to the rights' expiration. Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

CONVERTIBLE PREFERRED STOCKS AND DEBT SECURITIES. The Equity Fund, International Equity Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may invest in convertible preferred stock and debt securities. Certain preferred stocks and debt securities include conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

PREFERRED EQUITY REDEMPTION CUMULATIVE STOCK. The Equity Fund, International Equity Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may invest in preferred equity redemption cumulative stock. Preferred Equity Redemption Cumulative Stock (PERCS) is a form of convertible preferred stock which automatically converts into shares of common stock on a predetermined conversion date. PERCS pays a fixed annual dividend rate which is higher than the annual dividend rate of the issuing company's common stock. However, the terms of PERCS limit an investor's ability to participate in the appreciation of the common stock (usually capped at approximately 40%). Predetermined redemption dates and prices set by the company upon the issuance of the securities provide the mechanism for limiting the price appreciation of PERCS.

ADJUSTABLE RATE MORTGAGE SECURITIES. The Equity Fund, International Equity Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities
(ARMs) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

TYPES OF CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, these securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

FOREIGN SECURITIES. Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of prices can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions or bid-to-asked spreads on U.S. markets, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for a Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Small Cap Growth Fund and International Equity Fund may invest in foreign currencies. The Income Fund may enter into forward foreign currency exchange contracts to the extent of 15% of the value of its total assets for hedging purposes. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of Fund securities but rather allow the Fund to establish a rate of exchange for a future point in time. A Fund may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the "Euro" used by certain European Countries) relative to the U.S. dollar in connection with specific Fund transactions or with respect to Fund positions.

The Small Cap Growth Fund may enter into forward foreign currency exchange contracts when deemed advisable by its subadvisers under two circumstances. First, when entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency. Second, when the Fund's adviser or a subadviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

The Small Cap Growth Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of Fund securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. The Fund may also cross hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have Fund exposure. In general, currency transactions are subject to risks different from those of other Fund transactions, and can result in greater losses to the Fund than would otherwise be incurred, even when the currency transactions are used for hedging purposes. Because investments in foreign securities usually will involve currencies of foreign countries and to the extent a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of such Fund as measured in dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate or exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

A separate account of the Small Cap Growth Fund consisting of liquid assets equal to the amount of the Fund's assets that could be required to consummate forward contracts entered into under the second circumstances, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

STRATEGIC TRANSACTIONS AND DERIVATIVES. The Income Fund, International Equity Fund and Socially Responsible Fund may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in such Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the subadviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

Strategic Transactions, including derivative contracts, have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the subadviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

GENERAL CHARACTERISTICS OF OPTIONS. To the extent consistent with their investment objectives, the Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may invest in options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American-style put or call option may be exercised at any time during the option period thereto. A Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options for a particular class or series of options, in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contracts to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the subadviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any), are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the Fund's income. The sale of put options can also provide income.

The Funds may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Funds may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities (including convertible securities) and Eurodollar instruments (whether or not they hold the above securities in their portfolios), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Funds will not sell put options if, as a result, more than 50% of a Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of sale, the mean between the last bid and asked price. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

GENERAL CHARACTERISTICS OF FUTURES. To the extent consistent with their investment objectives, the Equity Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.

The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Funds. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS. The Funds may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or are determined to be of equivalent credit quality by the adviser.

The Funds' dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Funds will not enter into a transaction to hedge currency exposure to an extent greater, after all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross-hedging as described below.

The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present, or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations, and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of currency futures contracts for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the subadviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the subadviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Funds may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds intend to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on change in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specific index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good-faith hedging purposes, the subadviser and the Funds believe such obligations do not constitute senior securities under the Investment Company Act of

1940, as amended (the "1940 Act"), and, accordingly, will not treat them as being subject to the 1940 Act's borrowing restrictions. The Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the subadviser. If there is a default by the Counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction.

EURODOLLAR INSTRUMENTS. The Funds may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowing. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign, political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate liquid, high-grade assets to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high-grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high-grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid high-grade assets equal to the exercise price.

Except when the Funds enter into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high-grade assets equal to the amount of the Fund's obligation.

OTC options entered into by the Funds, including those on securities, currency, financial instruments or indices and OCC-issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments, it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non-cash-settled put, the same as an OCC-guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high-grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligations, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligations in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

The Funds' activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. (See "TAX STATUS").

VARIABLE AND FLOATING RATE INSTRUMENTS. The Income Fund and Small Cap Growth Fund may invest in variable and floating rate instruments. With respect to purchasable variable and floating rate instruments, the subadvisers will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted Fund maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

MONEY MARKET OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Short-Term Investment Fund, Income Fund and Small Cap Growth Fund may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of a Fund's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

MORTGAGE-BACKED SECURITIES. The Small Cap Growth Fund and Income Fund may invest in mortgage-backed securities. Mortgage-backed securities represent interests in pools of mortgage loans made by lenders such as commercial banks and savings and loan institutions. Pools of mortgage loans are assembled for sale to investors by various government-related organizations. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA-guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed pool; however, statistics published by the Federal Housing Authority indicate that the average life of mortgages with 25- to 30-year maturities (the type of mortgages backing the vast majority of mortgage-backed securities) is approximately 12 years. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities ("Mortgage Assets"). Multiclass pass-through securities are equity interests held in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the capital to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual class than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow to a particular CMO the lower the anticipated yield will be on that class at the time of issuance relative to prevailing market yields on mortgage-backed securities.

The Income Fund may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

ASSET-BACKED SECURITIES. The Small Cap Growth Fund and Income Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are pooled and securitized. Asset-backed securities generally do not have the benefit of the same security interest in the related collateral as is the case with mortgage-backed securities. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interest in the underlying automobiles is often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. Government obligations. U.S. Government obligations are direct obligations of the U.S. Government and are supported by the full faith and credit of the U.S. Government. U.S. Government agency securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are backed by the full faith and credit of the U.S. Government; others are backed by the agency's right to borrow a specified amount from the U.S. Treasury; and still others, while not guaranteed directly or indirectly by the U.S. Government, are backed with collateral in the form of cash, Treasury securities or debt instruments that the lending institution has acquired through its lending activities. Examples of the types of U.S. Government obligations which the Funds may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank of Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

SUPRANATIONAL ORGANIZATION OBLIGATIONS. The Small Cap Growth Fund and Socially Responsible Fund may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

LEASE OBLIGATIONS. The Small Cap Growth Fund may hold participation certificates in a lease, an installment purchase contract or a conditional sales contract ("Lease Obligations"). Thesubadviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the subadviser will consider, among other factors, the following: (i) whether the lease may be canceled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the lease property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income.

COMMERCIAL PAPER. The Small Cap Growth Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may purchase commercial paper rated (at the time of purchase) A-1 by S&P or Prime-1 by Moody's or, when deemed advisable by the Fund's adviser or subadviser, "high quality" issues rated A-2 or Prime-2 by S&P or Moody's, respectively. These ratings symbols are described in Appendix A.

Commercial paper purchasable by the Funds includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

INVESTMENT GRADE DEBT OBLIGATIONS. The Equity Fund, Income Fund and Short-Term Investment Fund may invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., Baa by Moody's or BBB by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

WHEN-ISSUED PURCHASE AND FORWARD COMMITMENTS. The Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund, and Income Fund may enter into "when-issued" and "forward" commitments, including, for the Small Cap Growth Fund only, "TBA" (to be announced) purchase commitments, to purchase or sell securities at a fixed price at a future date. When a Fund agrees to purchase securities on this basis, liquid assets equal to the amount of the commitment will be set aside in a separate account. Normally Fund securities to satisfy a purchase commitment will be set aside, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside Fund securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or Fund securities to cover such purchase commitments, each Fund expects that its forward commitments and commitments to purchase when-issued or, in the case of the Small Cap Growth Fund, TBA securities will not exceed 25% of the value of its total assets absent unusual market conditions.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of each Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

STAND-BY COMMITMENTS. The Small Cap Growth Fund may invest in stand-by commitments. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by the Fund will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in a subadviser's opinion, present minimal credit risks. The Fund will acquire stand-by commitments solely to facilitate Fund liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

STANDARD & POOR'S DEPOSITORY RECEIPTS (SPDR'S). The Socially Responsible Fund may, consistent with its investment objectives, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The trust is a regulated investment company that is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing costs.

Investment Companies. In connection with the management of its daily cash position, the Small Cap Growth Fund may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. The International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other company's expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations.


                             INCOME FUND - BENCHMARK

The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

To qualify for inclusion in the Aggregate Index, a bond or security must meet certain criteria:

o It must have at least one year to final maturity regardless of call features. Asset-backed securities must have a remaining average life of at least one year while mortgages must have a weighted average maturity (WAM) of at least one year. There is no limit on final maturity; bonds with 50- and 100-year maturities may be included in the Aggregate Index.

o It must have at least $100 million par amount outstanding. The amount outstanding may differ from the original issue size due to various factors, including reopenings, sinking schedules, partial calls, and prepayments.

o It must be rated investment grade (Baa3 or better) by Moody's (unless it is a U.S. government or agency security, which are generally not formally rated). If a Moody's rating is unavailable, then the Standard and Poor's Corporation rating is used. If neither is available, then the Fitch rating is used. This implies that the index may include bonds that are split-rated. A bond rated Baa3 by Moody's and BB+ by S & P would be included; however, if Moody's assigns a rating below investment grade, the bond will be excluded even if the S & P or Fitch rating is BBB- or better.

o It must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule. Adjustable or floating rate securities with periodic coupon changes based on changes in market rates are excluded. Stripped securities created from coupon securities are excluded, while the underlying coupon security is included. Zero coupon bonds may be included. Medium-term notes are included only if they were underwritten issues and meet other eligibility criteria.

o It must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the Securities and Exchange Commission ("SEC").

o It must be publicly issued. Private placement securities including Rule 144A securities are excluded.

Generally speaking, the Aggregate Index does not include securities with esoteric or one-of-a-kind features such as structured notes or range notes with coupons that depend on movements in market rates.

                             MANAGEMENT OF THE FUNDS

A listing of the Trustees and Officers of the Trust, their ages, their principal occupations for the past five years and their affiliation with other companies affiliated with Horace Mann Life Insurance Company is presented below. The address of each Trustee and Officer is P.O. Box 4657, Springfield, Illinois 62708-4657.

                             NON-INTERESTED TRUSTEES

----------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                                TERM OF                             PORTFOLIOS IN
                                              OFFICE AND          PRINCIPAL         FUND COMPLEX          OTHER
                              POSITION(S)      LENGTH OF    OCCUPATION(S) DURING     OVERSEEN BY      DIRECTORSHIPS
       NAME AND AGE          HELD WITH FUND   TIME SERVED       PAST 5 YEARS          DIRECTOR      HELD BY DIRECTOR
---------------------------- --------------- -------------- ---------------------- ---------------- ------------------
A. Thomas Arisman, 56(1)     Trustee         Since 2002     Retired; Formerly             7                N/A
                                                            President, Horace
                                                            Mann Mutual Funds
                                                            (2000-2002);
                                                            formerly Senior Vice
                                                            President, Horace
                                                            Mann Life Insurance
                                                            Company and Horace
                                                            Mann Service
                                                            Corporation
                                                            (1989-2002);
                                                            formerly Director
                                                            and President,
                                                            Horace Mann
                                                            Investors,
                                                            Inc.(1989-2002);
                                                            formerly Trustee,
                                                            Horace Mann Mutual
                                                            Funds (1989-1997,
                                                            1999-2000
----------------------------------------------------------------------------------------------------------------------
Roger A. Formisano,54        Trustee         Since 2002     Professor of                  7         Integrity Mutual
                                                            Executive Education,                    Insurance Company
                                                            UW-Madison School of
                                                            Business; Principal,
                                                            R.A. Formisano  &
                                                            Company, LLC;
                                                            Executive Vice
                                                            President and Chief
                                                            Operating Officer,
                                                            United Wisconsin
                                                            Services, Inc.
                                                            (1992-1999)
----------------------------------------------------------------------------------------------------------------------
Richard A. Holt, 61(2)       Trustee         Since 1998     Retired; formerly             7                N/A
                                                            Senior Relationship
                                                            Manager, Scudder
                                                            Insurance Asset
                                                            Management

----------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                                TERM OF                             PORTFOLIOS IN
                                              OFFICE AND          PRINCIPAL         FUND COMPLEX          OTHER
                              POSITION(S)      LENGTH OF    OCCUPATION(S) DURING     OVERSEEN BY      DIRECTORSHIPS
       NAME AND AGE          HELD WITH FUND   TIME SERVED       PAST 5 YEARS          DIRECTOR      HELD BY DIRECTOR
---------------------------- --------------- -------------- ---------------------- ---------------- ------------------
Richard D. Lang, 71(1)       Trustee         Since 1997     Retired: formerly             7                N/A
                                                            Executive Director,
                                                            Vermont National
                                                            Education Association
----------------------------------------------------------------------------------------------------------------------
Harriet A. Russell, 61       Trustee         Since 1996;    Member, Cincinnati            7         Greater
                                             Trustee of     Board of Education;                     Cincinnati
                                             Predecessor    President, Greater                      Credit Union
                                             Funds from     Cincinnati Credit                       Board
                                             1974 to 1983   Union; formerly
                                             and 1992 to    teacher, Walnut
                                             1996           Hills High School
----------------------------------------------------------------------------------------------------------------------
George J. Zock, 52(3)        Trustee and     Since 1996;    Executive Vice                7         Horace Mann Life
                             Chairman        Trustee of     President, Horace                       Insurance
                                             Predecessor    Mann Life Insurance                     Company; Horace
                                             Funds from     Company and Horace                      Mann Service
                                             1995 to 1996   Mann Service                            Corporation;
                                                            Corporation;                            Horace Mann
                                                            positions with                          Investors, Inc.
                                                            Horace Mann
                                                            Educators
                                                            Corporation and its
                                                            subsidiaries


                                    OFFICERS

----------------------------------------------------------------------------------------------------------------------
                                          POSITION(S)      TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING
             NAME AND AGE                HELD WITH FUND   LENGTH OF TIME SERVED             PAST 5 YEARS
--------------------------------------- ----------------- ---------------------- ------------------------------------
Christopher M. Fehr, 33                 President         Since 2002             President and Director, Horace
                                                                                 Mann Investors, Inc.; and
                                                                                 positions with Horace Mann
                                                                                 Educators Corporation and its
                                                                                 subsidiaries; Compliance Officer
                                                                                 for Advance Trading, Inc.
                                                                                 (2000-2002); Compliance Analyst
                                                                                 for State Farm Insurance Company
                                                                                 (1994-2000)

----------------------------------------------------------------------------------------------------------------------
                                          POSITION(S)      TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING
             NAME AND AGE                HELD WITH FUND   LENGTH OF TIME SERVED             PAST 5 YEARS
--------------------------------------- ----------------- ---------------------- -------------------------------------
Ann M. Caparros, 50                     Secretary and     Since 1996             Director, Vice President, General
                                        Ethics                                   Counsel, Chief Compliance Officer
                                        Compliance                               and Corporate Secretary, Horace
                                        Officer                                  Mann Life Insurance Company and
                                                                                 Horace Mann Service Corporation;
                                                                                 Secretary, Horace Mann Investors,
                                                                                 Inc.; and positions with Horace
                                                                                 Mann Educators Corporation and its
                                                                                 subsidiaries
----------------------------------------------------------------------------------------------------------------------
Angela S. Christian, 40                 Treasurer         Since 2003             Vice President and Treasurer,
                                                                                 Horace Mann Life Insurance
                                                                                 Company, Horace Mann Service
                                                                                 Corporation; and positions with
                                                                                 Horace Mann Educators Corporation
                                                                                 and its subsidiaries; Assistant
                                                                                 Vice President and Assistant
                                                                                 Treasurer (1997-2002), Horace Mann
                                                                                 Life Insurance Company, Horace
                                                                                 Mann Service Corporation; and
                                                                                 positions with Horace Mann
                                                                                 Educators Corporation and its
                                                                                 subsidiaries
----------------------------------------------------------------------------------------------------------------------
Linda L. Sacco, 59                      Assistant         Since 1987             Assistant Corporate Secretary,
                                        Secretary                                Horace Mann Life Insurance
                                                                                 Company, Horace Mann Service
                                                                                 Corporation, and Horace Mann
                                                                                 Investors, Inc.; and positions
                                                                                 with Horace Mann Educators
                                                                                 Corporation and its subsidiaries
----------------------------------------------------------------------------------------------------------------------
Bret A. Conklin, 39                     Controller        Since 2002             Senior Vice President and
                                                                                 Controller, Horace Mann Life
                                                                                 Insurance Company, Horace Mann
                                                                                 Service Corporation, and Horace
                                                                                 Mann Investors, Inc.; and
                                                                                 positions with Horace Mann
                                                                                 Educators Corporation and its
                                                                                 subsidiaries; Vice President
                                                                                 Accounting Services, Kemper
                                                                                 Insurance (2000-2002),Vice
                                                                                 President and Controller, Horace
                                                                                 Mann Educators Corporation and
                                                                                 Horace Mann Life Insurance Company
                                                                                 (1998-2000), Vice President and
                                                                                 Controller, Pekin Insurance
                                                                                 (1992-1998)

----------------------------------------------------------------------------------------------------------------------
                                          POSITION(S)      TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING
             NAME AND AGE                HELD WITH FUND   LENGTH OF TIME SERVED             PAST 5 YEARS
--------------------------------------- ----------------- ---------------------- ------------------------------------
Elizabeth E. Arthur 49                  Anti-Money        Since 2002             Officer and Associate General
                                        Laundering                               Counsel, Horace Mann Service
                                        Compliance                               Corporation; and positions with
                                        Officer                                  Horace Mann Educators Corporation
                                                                                 and its subsidiaries(2001-2002);
                                                                                 Associate General Counsel, The
                                                                                 Franklin Life Insurance Company
                                                                                 (1997 - 2000)
----------------------------------------------------------------------------------------------------------------------
Diane M. Barnett, 49                    Tax Compliance    Since 1995             Assistant Vice President, Tax
                                        Officer                                  Compliance Officer, Horace Mann
                                                                                 Life Insurance Company, Horace
                                                                                 Mann Service Corporation, and
                                                                                 Horace Mann Investors, Inc.; and
                                                                                 positions with Horace Mann
                                                                                 Educators Corporation and its
                                                                                 subsidiaries
----------------------------------------------------------------------------------------------------------------------

----------------
(1) Mr. Arisman and Mr. Lang are shareholders of an affiliate of the Administrator of the Trust.

(2) Mr. Holt employs Bernstein, subadviser to the Equity Fund and the Socially Responsible Fund, to manage assets that he controls.

(3). Mr. Zock is an employee and shareholder of an affiliate of the Administrator of the Trust and, therefore, is considered an affiliate of the Administrator.


BOARD OF TRUSTEES

Under the Trust's Declaration of Trust and the laws of the State of Delaware, the Board of Trustees is responsible for managing the Trust's business and affairs. The Board is currently comprised of six trustees, all of whom are classified under the 1940 Act as "non-interested" persons of the Trust and are often referred to as "independent trustees." The Board has three standing committees - an Audit Committee, a Nominating Committee and a Valuation Committee.

The Audit Committee monitors the Trust's accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors. The members of the Audit Committee, all of whom are independent trustees, include Messrs. Formisano (Chairman),Arisman, Holt, Lang, and Zock and Ms. Russell. The Audit Committee held two meetings in 2002.

The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The members of the Nominating Committee, all of whom are independent trustees, include Messrs. Zock (Chairman), Arisman, Formisano, Holt and Lang and Ms. Russell. The Nominating Committee held one meeting in 2002. Pursuant to the Trust's Governance Procedures, shareholders may submit suggestions for Board Candidates to the Nominating Committee, which will evaluate candidates for Board membership.

The Valuation Committee oversees the activities of the Pricing Committee and fair values Fund securities. The members of the Valuation Committee, all of whom are independent trustees, include Messrs. Holt (Chairman), Zock , Lang (alternate), Arisman (alternate) and Formisano (alternate) and Ms. Russell (alternate). The Valuation Committee held three meetings in 2002.

The officers of the Trust receive remuneration from Horace Mann Service Corporation. The Trust does not pay any remuneration to its officers. The Trust pays each Independent Trustee who is not an officer, director, employee or holder of 5% or more of the outstanding voting securities of the Administrator or any of its affiliates a $3,000 annual retainer, $1,000 for each Board meeting, a $2000 annual committee retainer and a $2,000 annual Committee chairperson retainer.

COMPENSATION TABLE

The following table sets forth the compensation earned from the Trust for the fiscal year ended December 31, 2002 by the current trustees entitled to receive compensation from the Trust.

                     Aggregate         Pension Retirement       Estimated Annual    Total
                     Compensation      Benefits Accrued as      Benefits Upon       Compensation
     Trustee         From the Trust    Part of Fund Expenses    Retirement          from the Trust
--------------------------------------------------------------------------------------------------
A. Thomas Arisman*     $ 8,000                 N/A                   N/A              $ 8,000
Roger A Formisano*       8,000                 N/A                   N/A                8,000
Richard A. Holt         11,500                 N/A                   N/A               11,500
Richard D. Lang          9,000                 N/A                   N/A                9,000
Harriet A. Russell      10,000                 N/A                   N/A               10,000

* Messrs. Arisman and Formisano were elected to the Board of Trustees effective April 1, 2002.

TRUSTEES' HOLDINGS OF FUND SHARES The following table sets forth, for each trustee, the dollar range of shares owned in each Fund as of December 31, 2002, as well as the aggregate dollar range of shares in the Trust as of the same date. Values in the table are as of December 31, 2002.

                                       NAME OF TRUSTEE AND DOLLAR RANGE OF FUND SHARES OWNED
                             ---------------------------------------------------------------------------
                             A. THOMAS   ROGER A.    RICHARD     RICHARD D.      HARRIET         GEORGE
        NAME OF FUND          ARISMAN    FORMISANO   A. HOLT       LANG         A. RUSSELL       J. ZOCK
-------------------------------------------------------------------------------------------------------------
Equity Fund..............      None        None        None    $10,001-$50,000     None       $10,001-$50,000
Balanced Fund............      None        None        None        None            None       $10,001-$50,000
Income Fund..............      None        None        None        None            None           None
Short-Term Investment          None
   Fund..................                  None        None        None            None           None
Small Cap Growth Fund....      None        None        None        None            None       $10,001-$50,000
International Equity Fund      None        None        None        None            None       $10,001-$50,000
Socially Responsible Fund      None        None        None        None            None       $10,001-$50,000
AGGREGATE DOLLAR RANGE
   OF TRUST SHARES OWNED.      None        None        None    $10,001-$50,000     None       Over $100,000

As of the date of this Statement of Additional Information, the Trustees and Officers of the Trust held in the aggregate directly and beneficially less than 1% of the outstanding shares of Equity Fund. Trustees and officers do not directly own any shares of Balanced Fund, Income Fund, Short-Term Fund, Small Cap Growth Fund, International Equity Fund or Socially Responsible Fund; however, they may invest indirectly in the Equity Fund, Balanced Fund, Income Fund, Short-Term Fund, Small Cap Growth Fund, International Equity Fund and/or Socially Responsible Fund through annuity contracts issued by Horace Mann Life Insurance Company and the 401(k) plan of Horace Mann Service Corporation of which no one person beneficially owns more than 1%.

                         INVESTMENT ADVISORY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT. As stated in the Prospectus, the Trust employs Wilshire Associates Incorporated (the "Adviser") to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds' investment programs under an Investment Advisory Agreement dated March 1, 1999 (the "Investment Advisory Agreement"). The Adviser is controlled by Dennis A. Tito who beneficially owns a majority of the outstanding shares of the Adviser. The Adviser's duties under the Investment Advisory Agreement include recommending to the Board of Trustees one or more unaffiliated subadvisers to provide a continuous investment program for each Fund or a portion of such Fund's assets designated from time to time by the Adviser, including investment, research, and management with respect to all securities and investments and cash equivalents for the Fund or a designated portion of such Fund's assets. The Adviser also reviews, monitors, and reports to the Board of Trustees regarding the performance and investment procedures of each subadviser and assists and consults with each subadviser in connection with the Fund's continuous investment program. In addition, the Adviser maintains books and records with respect to its services under the Investment Advisory Agreement and furnishes the Board of Trustees with such periodic special reports as the Board may request.

The Adviser selects investment subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating investment subadvisers, and therefore the Adviser does not anticipate frequent changes in the investment subadvisers. These managers have been selected upon the basis of a due diligence process which focuses upon, but is not limited to, the managers' philosophy and process, people and organization, resources, and performance.

The Adviser monitors the performance of each investment subadviser of the Funds and, to the extent it deems appropriate to achieve the Funds' investment objective, reallocates assets among individual subadvisers or recommends that the Funds employ or terminate particular investment subadvisers.

Each subadviser's fees will be paid by the Adviser out of the advisory fees that it receives from each of the Funds. Fees paid to a subadviser of a Fund with multiple subadvisers will depend upon the fee rate negotiated with the Adviser and upon the percentage of the Fund's assets allocated to that subadviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such subadviser will not be constant, and the relative amounts of fees paid to the various subadvisers of a Fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed based on the terms described below. The Adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to the Adviser. Because the Adviser will pay each subadviser's fees out of its own fees from the Funds, there will not be any "duplication" of advisory fees paid by the Funds.

The Investment Advisory Agreement was last approved by the Board of Trustees, including all of the Trustees who are not parties to such agreement or interested persons of any such party, on October 23, 2002 at a meeting called for that purpose. In approving the Investment Advisory Agreement, the Board considered, among other factors, the nature and quality of the services provided under the Investment Advisory Agreement and the overall fairness of the Investment Advisory Agreement to the Trust. The Board reviewed contract renewal materials prepared by the Adviser and counsel to the Trust and the independent Trustees, including information on the performance, fees and expenses of the Funds and profitability to the Adviser.

In determining that the renewal of the Investment Advisory Agreement was in the best interests of each Fund and its shareholders, the Trustees noted that although they were seeking improved Fund performance, the Adviser was actively monitoring the subadvisers and that changes in subadviser assignments over the past year had produced positive change. The Trustees also noted that the Funds' expense comparisons are favorable. In reviewing whether economies of scale are realized by the Adviser and profitability to the Adviser, the Board noted the small size of the Funds and that the small dollar amount of profit to the Adviser was reasonable.

The Investment Advisory Agreement continues in effect for each Fund from year to year for so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and
(b) by the shareholders of the Fund or the Board of Trustees. The agreement may be terminated at any time upon 60 days' notice by either party; the Trust may so terminate the agreement either by vote of the Board of Trustees or by a majority vote of the outstanding voting shares of the subject Fund if the Adviser were determined to have breached the agreement. The agreement terminates automatically upon assignment.

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement, the Adviser receives a fee based on each Fund's average daily net assets, computed daily and payable monthly, at the following annual rates:

          Fund                                  Rate
          ----                                  ----
     Equity Fund...............................0.400%
     Balanced Fund.............................0.400%*
     Income Fund...............................0.400%
     Short-Term Investment Fund................0.125%

     Small Cap Growth Fund.....................1.150%
     International Equity Fund.................0.850%
     Socially Responsible Fund.................0.700%
------------------
* As discussed in the Prospectus, the Balanced Fund operates under a fund of funds structure, primarily investing in shares of the Equity Fund and the Income Fund. The Adviser will only receive directly from the Balanced Fund a fee of 0.400% of the average daily net assets of the Balanced Fund that are not invested in another Fund.


For the fiscal year ended December 31, 2000, the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund paid Wilshire $2,924,468, $78,279, $570,668, $2,412, $1,014,527, $345,393, and $494,140, respectively. The
Subadvisers were paid $1,510,317, $290,499, $2,444, $717,261, $278,174 and
$289,506 for the Equity Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, respectively.

For the fiscal year ended December 31, 2001, the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund paid Wilshire $2,465,002, $0.00, $525,847, $2,812, $707,987, $310,266, and $502,567, respectively. The subadvisers were paid $1,315,316, $262,931, $2,900, $523,810, $254,999 and
$277,099 for the Equity Fund, , Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, respectively.

For the fiscal year ended December 31, 2002, the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund paid Wilshire $2,083,473, $0.00, $488,397, $4,549, $499,237, $255,462 and $461,789 respectively, The subadvisers were paid $1,114,151, $244,136, $4,658, $377,294, $197,112 and $230,791, for the
Equity Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, respectively.


SUBADVISERS. Each of the Investment Subadvisory Agreements provides that neither the subadviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by the subadviser of its duties under the Agreement except for liability resulting from willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. Each of the Investment Subadvisory Agreements continues for the same term as the Investment Advisory Agreement and is subject to the same requirements for renewal.

The Investment Subadvisory Agreements between the Adviser and Alliance Capital Management LP("Alliance") (subadviser to the Equity Fund and Socially Responsible Fund), Mellon Equity Associates, LLP (subadviser to the Equity
Fund), Wellington Capital Management LLP (subadviser to the Equity Fund), Western Asset Management Company (subadviser to the Income Fund and Short-Term Investment Fund), Western Asset Management Limited (subadviser to the Income
Fund), BlackRock Financial Management, Inc. (subadviser to the Small Cap Growth
Fund), Mazama Capital Management, Inc. (subadviser to the Small Cap Growth Fund) and Oechsle International Advisers, LLC (subadviser to the International Equity
Fund) were last approved by the Board of Trustees, including all of the Trustees who are not parties to such agreements or interested persons of any such party, on October 23, 2002 at a meeting called for that purpose. In approving the Investment Subadvisory Agreements, the Board considered, among other factors, the nature and quality of the services provided under the Investment Subadvisory Agreements and the overall fairness of the Investment Subadvisory Agreements to the Trust.

With respect to all of the Investment Subadvisory Agreements, the Board reviewed contract renewal materials prepared by the Adviser and counsel to the Trust and the independent Trustees, including information on the performance, fees and expenses of the Funds, as well as profitability to the subadvisers and fall-out benefits. The Board also reviewed information regarding cost effectiveness in executing portfolio transactions and compliance with legal and regulatory requirements. The Adviser discussed its process for closely monitoring the performance of each subadviser on a regular basis and recommended the renewal of the Investment Subadvisory Agreements. As a result, the Board determined that renewal of the Investment Subadvisory Agreements was in the best interests of the Funds and their shareholders.

For the services provided pursuant to the Investment Subadvisory Agreements, the Adviser pays the subadvisers a fee based on each Fund's average daily net assets, computed daily and payable monthly, at the following annual rates:

     FUND                                  RATE
     Equity Fund.......................    0.20%-0.325% on the first $50 million
                                           0.20%-0.275% on the next $150 million
                                           0.20%-0.225% on the next $300 million
                                           0.175%-0.20% on the balance
     Balanced Fund.....................    *
     Income Fund.......................    0.20%
     Short-Term Investment Fund........    0.125% on the first $100 million
                                           0.100% on the next $100 million
                                           0.75% on the balance
     Small Cap Growth Fund.............    0.75%-1.00% on the first $25 million
                                           0.75% on the balance
     International Equity Fund.........    0.65% on the first $50 million
                                           0.50% on the balance
     Socially Responsible Fund.........    0.35%

* Due to the Balanced Fund's fund of funds structure, the subadvisers are not paid for managing the Balanced Fund.

The folliwing information supplements the information regarding certain subadvisers in the Funds' Prospectus:

Alliance, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of December 31, 2002, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30.7% of the outstanding units of limited partnership interest in Alliance ("Alliance Capital Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. ("NYSE") in the form of units ("Alliance Holding Units"). As of December 31, 2002, AXA Financial, together with certain of its wholly-owned subsidiaries, including ACMC, beneficially owned approximately 1.9% of the outstanding Alliance Holding Units and 54.6% of the outstanding Alliance Capital Units. AXA Financial is a Delaware corporation whose shares are traded on the NYSE. AXA Financial is a wholly-owned subsidiary of AXA, a French company.

Mellon Bank, N.A., is the 99% limited partner and MMIP, Inc. is the 1% general partner of Mellon Equity Associates, LLP. MMIP, Inc. is a wholly owned subsidiary of Mellon Bank, N.A., which itself is a wholly-owned subsidiary of the Mellon Financial Corporation.

In 1992, Western Asset Management Company Limited ("WAML") became a wholly-owned indirect subsidiary of Lehman Brothers Holdings, Inc. In 1996, the firm was acquired by Legg Mason, Inc., on behalf of Western Asset Management Company.

CODE OF ETHICS. The Trust, the Adviser and the subadvisers have adopted Codes of Ethics (the "Codes") which substantially comply with Rule 17j-l under the Investment Company Act of 1940 (the "1940 Act"). The Codes permit personnel who are subject to the Codes to make personal securities transactions, including in securities that may be purchased or held by the funds, subject to the requirements and restrictions set forth in such Codes. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Trust.

                              BROKERAGE ALLOCATION

The Investment Advisory Agreement and the Investment Subadvisory Agreements authorize the Adviser and the subadvisers, respectively (collectively, the "Advisers") (subject to the discretion and control of the Trust's Board of Trustees), to select the brokers or dealers that will execute the purchases and sales of portfolio securities and direct the Advisers to use their best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Trustees of the Trust, the Advisers may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if an Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided, viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and other clients.

In placing portfolio transactions, each of the Advisers will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and other services in addition to execution services. Such services may include factual and statistical information or other items of supplementary research assistance.

Each of the Advisers considers such information useful in the performance of its obligations under the advisory agreements, but is unable to determine the amount by which such services may reduce its expenses. Research services provided by brokers through which the Funds effect securities transactions may be used by an Adviser in servicing all of its accounts; not all of these services may be used by the Adviser in connection with the Funds. In addition, within the parameters of achieving best price and execution, brokerage services may be used to generate commission credits which are used to pay for pricing agent and custodial services. See "Other Services--Fund Pricing Agreements and Custodial Agreement."

Each of the Advisers is authorized to consider for investment by a Fund securities that may also be appropriate for other mutual funds and/or clients served by the Advisers. To assure fair treatment of each Fund and all clients of the Advisers in situations in which two or more clients' accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among the Funds and clients in a manner deemed equitable by the Advisers.

To the extent directed by management of the Funds in writing, the Adviser will direct one or more subadvisers to execute purchases and sales of portfolio securities for a Fund through brokers or dealers designated by management of the Fund to the Adviser for the purpose of providing direct benefits to the Fund, subject to the subadviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and the Fund may receive less favorable prices, than those which a subadviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund.

Alliance may use an affiliate to place the orders for the purchase and sale of the Socially Responsible Fund's securities and for its portion of the Equity Fund's securities. In order for Alliance's affiliate to effect any such transaction for the Equity Fund or the Socially Responsible Fund, the commissions, fees or other remuneration received by Alliance's affiliate must be reasonable and fair, compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities, futures or options on futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Alliance's affiliate to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees, including a majority of the trustees who are not "interested" trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to Alliance's affiliate are consistent with the foregoing standard. For the fiscal year ended December 31, 2000, the Equity Fund paid brokerage commissions of $1,001,345 (55.46% of the Equity Fund's aggregate brokerage commissions, representing 46.27% of the Equity Fund's aggregate dollar amount of transactions involving the payment of commissions) to Alliance's affiliate. For the fiscal year ended December 31, 2001, the Equity Fund paid brokerage commissions of $102,828 (16.85% of the Equity Fund's aggregate brokerage commissions, representing 7.73% of the Equity Fund's aggregate dollar amount of transactions involving the payment of commissions) to Alliance's affiliate. In addition, for the fiscal year ended December 31, 2001 the Socially Responsible Fund paid brokerage commissions of $217,416 (71.46% of the Socially Responsible Fund's aggregate brokerage representing 57.03% of the Socially Responsible Fund's aggregate dollar amount of transactions involving the payment of commissions) to Alliance's affiliate. For the fiscal year ended December 31, 2002, the Equity Fund paid brokerage commissions of $130,343 (19.30% of the Equity Fund's aggregate brokerage commissions, representing 6.90% of the Equity Fund's aggregate dollar amount of transactions involving the payment of commissions) to Alliance's affiliate. In addition, for the fiscal year ended December 31, 2002 the Socially Responsible Fund paid brokerage commissions of $60,677 (68.89 % of the Socially Responsible Fund's aggregate brokerage representing 64.53% of the Socially Responsible Fund's aggregate dollar amount of transactions involving the payment of commissions) to Alliance's affiliate.


The following table describes the brokerage fees paid by each Fund during its three most recent fiscal years ended December 31.

     Name of Fund                         2000           2001          2002
     ------------                         ----           ----          ----
     Equity Fund                       $1,805,602      $610,079      $675,504
     Balanced Fund                         24,575          --            --
     Income Fund                             --            --            --
     Short-Term Investment Fund              --            --            --
     Small Cap Growth Fund                174,882       285,933       391,354
     International Equity Fund            125,587       118,501       105,711
     Socially Responsible Fund            148,195       304,240        88,081

There are no brokerage fees for the Income Fund or Short-Term Investment Fund because these funds do not directly own any equity securities or make equity trades. Where multiple brokers are deemed to be able to provide best execution, brokerage commissions may be allocated to brokers on the basis of their ability to provide research. For 2001 the Equity Fund paid commission dollars to such brokers in the amount of $144,855. For the fiscal year ended December 31, 2002 the Equity Fund paid commission dollars to such brokers in the amount of $215,996. Total brokerage fees paid during a year will vary with turnover rates.

                                 OTHER SERVICES

ADMINISTRATION. Horace Mann Investors, Inc. ("HM Investors") serves as administrator to the Funds under an Administration Agreement pursuant to which HM Investors provides for the management of the business affairs of each Fund, including, but not limited to, office space, clerical services, bookkeeping and other similar services. For providing such services, HM Investors receives a fee, accrued daily and paid monthly, based upon the combined assets of the Funds as follows: 0.25% on the first $1 billion of assets and 0.20% on assets over $1 billion. The following table describes the administration fees paid by each Fund during its three most recent fiscal years ended December 31:

           NAME OF FUND                  2000            2001            2002
           ------------                  ----            ----            ----
     Equity Fund                     $1,835,297      $1,578,082      $1,212,547
     Balanced Fund                      $41,593            *               *
     Income Fund                       $370,646        $320,937        $292,413
     Short-Term Investment Fund          $4,839          $5,798          $9,304
     Small Cap Growth Fund             $225,076        $157,553         $96,998
     International Equity Fund         $106,366         $93,397         $66,504
     Socially Responsible Fund         $184,758        $184,477        $148,227

----------------------
* The Balanced Fund is not charged an administration fee due to the "fund of funds" structure.

SUPPORT SERVICES AGREEMENT. Horace Mann Life Insurance Company provides certain services to the Funds necessary to coordinate the Funds' activities with those of the Separate Account of Horace Mann Life Insurance Company. Pursuant to a Support Services Agreement, Horace Mann Life Insurance Company receives a fee, accrued daily and paid monthly, based upon the combined assets of the Funds as follows: 0.15% on the first $1 billion of assets and 0.10% on assets over $1 billion. The Balanced Fund is not charged a support services fee due to the "fund of funds" structure.

           NAME OF FUND                  2000            2001            2002
           ------------                  ----            ----            ----
     Equity Fund                     $1,083,974        $945,329        $737,500
     Balanced Fund                     $ 26,576              *               *
     Income Fund                       $214,923        $197,230        $175,894
     Short-Term Investment Fund          $2,872          $3,479          $5,583
     Small Cap Growth Fund             $131,511         $94,572         $60,226
     International Equity Fund          $63,379         $55,982         $39,739
     Socially Responsible Fund         $109,054        $110,446         $89,837

* The Balanced Fund is not charged an administration fee due to the "fund of funds" structure.

FUND PRICING AGREEMENTS. Effective January 1, 1997, the Trust entered into an agreement with State Street Bank and Trust Company ("State Street"), a national banking association located at 801 Pennsylvania Avenue, Kansas City, MO 64105, to calculate the daily net asset value per share for each Fund and to maintain certain required accounting records.

The Equity Fund may compensate State Street Bank for these services directly or through a commission credit arrangement with Frank Russell Securities, Inc. The Adviser places trades for the Equity Fund with Frank Russell Securities, Inc., subject to its obligation to obtain the best available price and most favorable execution. HM Investors directly compensates State Street for pricing and accounting services provided to the Short-Term Investment Fund. The Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and the Socially Responsible Fund pay for these services directly.

CUSTODIAL AGREEMENT. State Street Bank also serves as custodian of the assets of each Fund, including foreign securities through a subcustodian relationship. Under the Custodial Agreement, State Street maintains each Fund's portfolio securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities, and performs other ministerial duties as outlined in the Custodial Agreement.

The Equity Fund may compensate State Street for these services directly or through a commission credit arrangement with Frank Russell Securities, Inc. The Adviser places trades for the Equity Fund with Frank Russell Securities, Inc., subject to its obligation to obtain the best available price and most favorable execution. The Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and the Socially Responsible Fund pay for these services directly.

TRANSFER AND DIVIDEND PAYING AGENT. Horace Mann Service Corporation ("HMSC"), One Horace Mann Plaza, Springfield, Illinois 62715-0001, acts as the transfer agent and dividend disbursing agent for each Fund and is paid a fee based on the number of accounts outstanding. HMSC is a wholly-owned subsidiary of Horace Mann Educators Corporation ("HMEC"). "Horace Mann" is a registered service mark of HMEC. Each Fund has been given limited permission to use that service mark in its name, subject to HMEC's right to revoke that permission.

INDEPENDENT AUDITORS. KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, serves as the Trust's independent auditors. KPMG LLP performs an annual audit of the financial statements of each Fund and provides accounting advice and services related to Securities and Exchange Commission filings throughout the year.

LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Trust and the independent trustees of the Trust.

                                  VOTING RIGHTS

Each Fund is authorized by the Declaration of Trust to issue an unlimited number of shares. Shares of each Fund are of the same class with equal rights and privileges with respect to liquidation of a Fund. Each share is entitled to vote on all matters submitted to a vote of shareholders. The shares of each Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Fund have no pre-exemptive rights. The shares of each Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so.

Each person with voting rights will be provided with reports and proxy materials relating to the applicable Fund(s). To be entitled to vote, a shareholder (either a public shareholder of the Equity Fund or an insurance company separate account) must have been a shareholder on the record date. The number of Fund shares for which a shareholder may vote is determined by dividing the value of an interest in a Fund by the net asset value of one share of the Fund, as of the same date.


                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Each Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily net asset value of each Fund's shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund less its liabilities. The price at which a purchase is effected is based on the next calculated net asset value after the order is received at Horace Mann Life Insurance Company's home office, One Horace Mann Plaza, Springfield, Illinois 62715-0001. A security listed or traded on an exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the NASDAQ Official Closing Price ("NOCP"). If there are no such sales, the value is the bid quotation. Trading in securities on exchanges and over-the-counter markets in Europe and the Far East is normally completed at various times prior to 3:00 p.m. Chicago time, the current closing time of the New York Stock Exchange. Trading on foreign exchanges may not take place on every date the New York Stock Exchange is open. Conversely, trading in various foreign markets may take place on days when the New York Stock Exchange is not open and on other days when the International Equity Fund's net asset value is not calculated. Consequently, calculation of the net asset value for the International Equity Fund may not occur at the same time as determination of the most current market prices of the securities included in the calculation; and the value of the net assets held by the International Equity Fund may be significantly affected on days when shares are not available for purchase or redemption. Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members are representatives of the Adviser and the Administrator, or the Trust's Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.

Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

                                   TAX MATTERS

The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

Each Fund qualifies and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"). In order to qualify as a regulated investment company under the Code, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in these stocks, securities or foreign currencies; (b) distribute at least 90% of its net investment income which includes short-term capital gains, and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, Government securities, the securities of other regulated investment companies, and other securities limited in respect of any one issuer to 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of that issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than Government securities or the securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

The Funds are investment vehicles for the variable contracts of Horace Mann Life Insurance Company. The separate accounts which maintain the variable contracts must satisfy quarterly diversification requirements under Section 817(h) of the Code. These diversification requirements, which apply in addition to the diversification requirements imposed on the Funds by the 1940 Act, place limitations on the investments of each Fund that can be made in the securities of certain issuers. If Fund investments are not adequately diversified under
Section 817(h), the earnings of all variable contracts invested, in whole or in part, in the Fund will be currently taxable to the variable contract owners.

As a regulated investment company, a Fund is not subject to federal income tax on its net investment income (including short-term capital gains) if it distributes all net investment income to its shareholders. A Fund will not be subject to federal income tax on any net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are distributed as capital gain dividends. If, however, shares of a Fund are sold at a loss after being held six months or less, such loss will be considered a long-term capital loss to the extent of any capital gains distributions on such shares. However, a Fund would be subject to corporate income tax (currently imposed at a maximum rate of 35%) on any undistributed income. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis may be subject to a nondeductible 4% federal excise tax. To prevent imposition of this excise tax, each Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. Each Fund intends to make sufficient distributions on a timely basis to avoid the imposition of the excise tax.

A distribution will be treated as having been paid on December 31 if it is declared by a Fund in October, November or December and is paid in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

If in any taxable year a Fund fails to qualify as a regulated investment company under the Code, such Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute ordinary dividends, which although eligible for the dividends received deduction available to corporate holders, would be taxable to all shareholders as ordinary income, even though such distributions might otherwise, at least in part, have been treated as long-term capital gains in such shareholders' hands.

A Fund's transactions, if any, in options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts and futures contracts on foreign currency are marked to market, the gain or loss is generally ordinary under
Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that a Fund had unrealized gains in offsetting positions at year end.

Foreign exchange gains and losses realized by the International Equity Fund in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders. For example, if the Fund sold a foreign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. The International Equity Fund may qualify for and make an election permitted under the "pass through" provisions of Section 853 of the Code, which allows a regulated investment company to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of the Fund's total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Fund must have distributed at least 90% of its taxable income. If the International Equity Fund makes this election, it may not take any foreign tax credit, and may not take a deduction for foreign taxes paid. However, the Fund is allowed to include the amount of foreign taxes paid in a taxable year in its dividends-paid deduction. Each shareholder would then include in its gross income, and treat as paid by it, its proportionate share of the foreign taxes paid by the Fund.

Investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the portfolio, the Board of Trustees of the Fund will promptly review the policies of the International Equity Fund to determine whether significant changes in its investments are appropriate.

Public shareholders of the Equity Fund who sell or exchange their shares in such Fund will generally have a taxable transaction for federal income tax purposes. Holders who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such shares are held as a capital asset at the time of the sale, the gain or loss will be a capital gain or loss. Similarly, a redemption by the Equity Fund (including a redemption resulting from liquidation of the Fund), if any, of all the Fund's shares actually and constructively held by a shareholder generally will give rise to capital gain or loss, provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by the Code must be satisfied to achieve such treatment.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above and in the prospectus. Such investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 30% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

Additionally, U.S. investors may be subject to a 30% "backup withholding" (29% in 2004) on distributions and proceeds payable to each investor who fail to provide such Fund with their correct taxpayer identification number or who fail to make required certifications or if the IRS instructs the Fund to do so.

The Equity Fund, Balanced Fund, Small Cap Growth Fund, International Equity Fund, and Socially Responsible Fund intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2002, the

Equity Fund and Balanced Fund had an accumulated capital loss carry forward for tax purposes of $61,825,975 and $8,417,754, respectively, which will expire on December 31, 2008. At December 31, 2002, the Small Cap Growth Fund and International Equity Fund had an accumulated capital loss carry forward for tax purposes of $22,900,999, and $9,018,487, respectively, which will expire on December 31, 2009. At December 31, 2002, the Equity Fund, Small Cap Growth Fund, International Equity Fund, and Socially Responsible Fund had an accumulated capital loss carry forward for tax purposes of $42,546,430, $9,619,277, $7,076,246, and $3,022,103, respectively, which will expire on December 31, 2010.

The above discussion is only an abbreviated summary of the applicable provisions of the Code and is not intended as tax advice.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth, as of April 4, 2003, the holdings of the capital stock of each of the Funds known by the respective Fund to own, control or hold with power to vote 5% or more of its outstanding securities. Since the listed insurance company registered separate accounts' voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.



                                                         % of Shares
                                  Type of Ownership   Shares Owned   Outstanding
                                  -----------------   ------------   -----------
EQUITY FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
(a)  Horace Mann Life Insurance
     Company Separate Account           Record         25,002,832       87.4%


BALANCED FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
(a)  Horace Mann Life Insurance
     Company Separate Account           Record         15,674,202       97.0%

INCOME FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
(a)  Horace Mann Life Insurance
     Company Separate Account           Record          8,765,144       99.0%

SHORT-TERM INVESTMENT FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
(a)  Horace Mann Life Insurance
     Company Separate Account           Record            314,655       93.1%

(b)  Horace Mann Service
     Corporation 401(k)                 Record             23,428        6.9%


SMALL CAP GROWTH FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
(a)  Horace Mann Life Insurance
     Company Separate Account           Record          4,307,518       91.9%
(b)  Horace Mann Service
     Corporation 401(k)                 Record            379,495        8.1%


INTERNATIONAL EQUITY FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
(a)  Horace Mann Life Insurance
     Company Separate Account           Record          2,930,250       92.2%
(c)  Horace Mann Service
     Corporation 401(k)                 Record            249,373        7.8%


SOCIALLY RESPONSIBLE FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
(a)  Horace Mann Life Insurance
     Company Separate Account           Record          5,121,506       95.2%
(b)  Horace Mann Service
     Corporation 401(k)                 Record            260,033        4.8%
----------

Horace Mann Life Insurance Company is organized under the laws of the State of Illinois and is a wholly-owned subsidiary of Allegiance Life Insurance Company, an Illinois-domiciled life insurance company. One hundred percent of the stock of Allegiance Life Insurance Company is held by Horace Mann Educators Corporation, an insurance holding company incorporated in Delaware.

                               GENERAL INFORMATION

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust's outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the 1940 Act. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the individual series, except that shares are voted by the individual series when required by the 1940 Act or other applicable law or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

                              FINANCIAL STATEMENTS

The financial statements for the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, and the Report of Independent Auditors thereon, are incorporated herein by reference from the Funds' Annual Report dated December 31, 2002. A copy of the Annual Report must be accompanied by or preceded by the Prospectus. Additional copies of the Annual Report, including the Report of Independent Auditors, may be obtained, upon request and without charge, by contacting the offices of the Funds at P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission to (217) 535-7123, or by telephoning (217) 789-2500 or (800) 999-1030 (toll-free).

                             PERFORMANCE INFORMATION

Each Fund may quote certain total return figures from time to time. A "Total Return" on a per share basis is the amount of dividends distributed per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period by the value of the share at the beginning of the period and subtracting one.

Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years, or the life of the Fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares The performance of a Fund is a result of conditions in the securities markets, portfolio management and operating expenses. Although investment performance information is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. Of course, past performance is not indicative of future results.

AVERAGE ANNUAL TOTAL RETURN. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

Average Annual Total Return is computed as follows:  ERV = P(1+T)n
         Where:     P        =       a hypothetical initial payment of $1,000
                    T        =       average annual total return
                    n        =       number of years
                    ERV              = ending redeemable value of a hypothetical
                                     $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof).


                              INVESTMENT EXPERIENCE
                                December 31, 2002

AVERAGE ANNUAL TOTAL RETURN
(Based on a $1,000 investment)
--------------------------- ---------- ---------- ---------- ---------------
                                       1 YR       5 YRS      10 YRS or Since
                                                             Inception
--------------------------- ---------- ---------- ---------- ---------------
Equity Fund                            -19.43%    -5.04%     7.53%
--------------------------- ---------- ---------- ---------- ---------------
Balanced Fund                          -8.27%     -0.01%     8.05%
--------------------------- ---------- ---------- ---------- ---------------
Income Fund                            9.2%0      6.61%      7.31%
--------------------------- ---------- ---------- ---------- ---------------
Short-Term Investment Fund             1.72%      4.48%      4.75%
--------------------------- ---------- ---------- ---------- ---------------
Small Cap Growth Fund                  -38.93%    -7.05%     -3.53%(1)
--------------------------- ---------- ---------- ---------- ---------------
International Equity Fund              -20.99%    -2.81%     -1.84%(1)
--------------------------- ---------- ---------- ---------- ---------------
Socially Responsible Fund              -13.48%    0.76%      4.31%(1)
----------------------------------------------------------------------------
(1) Refers to March 10, 1997 the inception date of the Small Cap Growth Fund, the International Equity Fund and the Socially Responsible Fund.

                                   APPENDIX A

                DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

COMMERCIAL PAPER RATINGS. Moody's Investors Service, Inc., employs the designations "Prime-1", "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Corporation's ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest.

     A - Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2 and 3 to indicate the relative degree of safety.

     A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

     A-2 - Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Corporate Debt Securities. Moody's Investors Service, Inc., rates the long-term debt securities issued by various entities from "Aaa" to "D."

     Aaa - Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, these changes are most unlikely to impair the fundamentally strong position of such issues.

     Aa - High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat greater.

     A - Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Medium grade obligations. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Standard & Poor's Corporation also rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

     AAA - Highest grade. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates and provide the maximum safety on all counts.

     Aa - High grade. Generally, these bonds differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

     A - Have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher-rated categories.

HORACE MANN MUTUAL FUNDS
                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

            (a) Declaration of Trust and Certificate of Trust.(1)/

            (b) By-Laws.(1)/

            (c) Not applicable.

            (d) Investment Advisory Contracts.

                         (i) Form of Investment Advisory Agreement with Wilshire
Associates Incorporated.(4)/

                         (ii) Form of Investment Sub-Advisory Agreement between
Wilshire Associates Incorporated and Wellington Management Company, LLP.(4)/

                         (iii) Form of Investment Sub-Advisory Agreement between
Wilshire Associates Incorporated and BlackRock, Inc.(4)/

                         (iv) Form of Investment Sub-Advisory Agreement between
Wilshire Associates Incorporated and Mellon Equity Associates, LLP.(4)/

                         (v) Form of Investment Sub-Advisory Agreement between
Wilshire Associates Incorporated and Western Asset Management Company.(6)/

                         (vi) Form of Investment Sub-Advisory Agreement between
Wilshire Associates Incorporated and Western Asset Management Limited.(6)/

                         (vii) Form of Investment Sub-Advisory Agreement between
Wilshire Associates Incorporated and Alliance Capital Management, Inc.(7)/

                         (viii) Form of Investment Sub-Advisory Agreement
between Wilshire Associates Incorporated and Mazama Capital Management(8)

                         (ix) Form of Investment Sub-Advisory Agreement between
Wilshire Associates Incorporated and Oechsle International Advisors(8)

            (e) Not applicable.

            (f) Not applicable.

            (g)          (i) Custodian Services Agreement.(2)/

                         (ii) Foreign Custody Amendment(8)

                         (iii) Amended Fee Schedule to Custody Agreement*

            (h)          (i) Transfer Agent Agreement.(2)/

                         (ii) Money Transfer Services Agreement.(2)/

                         (iii) Form of Administration Agreement with Horace Mann
Investors, Inc.(4)/

                         (iv) Form of Support Services Agreement with HMLIC.(4)/

            (i) Opinion and Consent of Vedder, Price, Kaufman & Kammholz.*

            (j) Consent of KPMG LLP.*

            (k) None.

            (l) Investment Letter from initial investor to the Registrant.(1)/

            (m) Not applicable.

            (n) Not applicable.

            (o) Reserved)

            (p) Codes of Ethics

                         (i) Horace Mann Mutual Funds*

                         (ii) Wilshire Associates Incorporated(6)/

                         (iii) Mazama Capital Management(8)

                         (iv) Wellington Management Company(6)/

                         (v) BlackRock, Inc.(6)/

                         (vi) Mellon Equity Associates, LLP.(6)/

                         (vii) Western Asset and WAML(6)/

                         (viii) Alliance*

                         (ix) Oechsle International Advisors(8)

            (q)          (i) Power of Attorney for George J. Zock(5)/

                         (ii) Power of Attorney for A. Thomas Arisman(5)/

                         (iii) Power of Attorney for Richard A. Holt(5)/

                         (iv) Power of Attorney for Richard D. Lang(5)/

                         (v) Power of Attorney for Harriet A. Russell(5)/

                         (vi) Power of Attorney for Roger A. Formisano(8)

------------
(1)/ Incorporated by reference to the initial Registration Statement filed on November 8, 1996.

(2)/ Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on or about February 20, 1997.

(3)/ Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on Form N-1A on or about March 19, 1997.

(4)/ Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed on Form N-1A on or about February 26, 1999.

(5)/ Incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed on Form N-1A on or about March 1, 2000.

(6)/ Incorporated by reference to Registrant's Post-Effective Amendment No. 8 filed on Form N-1A on or about April 28, 2000.

(7)/ Incorporated by reference to Registrant's Post-Effective Amendment No. 10 filed on Form N-1A on or about April 28, 2001

(8)/ Incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed on Form N-1A on or about April 24, 2002

* Filed Herewith

ITEM 24. Persons Controlled By or Under Common Control with Registrant

     No person is directly controlled by Horace Mann Mutual Funds. Companies under common control include Horace Mann Educators Corp. and its subsidiaries. See Exhibit No. 19, incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on or about February 20, 1997.

ITEM 25. Indemnification

     Article V of Registrant's Declaration of Trust, provides for the indemnification of Registrant's trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("Disabling Conduct").

     Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. Business and Other Connections of Investment Adviser

     Wilshire Associates Incorporated (the "Adviser") is the investment adviser to the Registrant. The Adviser has entered into investment subadvisory agreements with Alliance Capital Management, LP., Mellon Equity Associates, LLP, Wellington Management Company, LLP, BlackRock Financial Management, Inc., Mazama Capital Management, Inc., Oechsle International Advisors, LLC, Western Asset Management Company and Western Asset Management Limited.

     BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT ADVISER, WILSHIRE ASSOCIATES INCORPORATED, ("WILSHIRE").

     Set forth below is information as to any other business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years:

                                        Nature of Company and/or
Name and Position with Wilshire           Principal Business               Capacity
-------------------------------------   ------------------------    ------------------------
Robert John Raab, Director

Dennis Anthony Tito, Director & Chief
Executive Officer

Stephen Lane Nesbitt, Director

Rosalind Margaret Hewsenian, Director

Robert Charles Kuberek, Director

Howard Tamotsu Yata, Director

Cecilia Infee Loo, Director

Alan Lawrence Manning, Chief Legal
Officer & Chief Compliance Officer

San Olivia Slawson, Principal
Financial Officer & Chief Operations
Officer

Julia Kathleen Bonafede, Director

Thomas Kevin Lynch, Director

     BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON").

     Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years.

     The principal business address of Wellington Management Company, LLP ("Wellington Management") is 75 State Street, Boston, Massachusetts 02109. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940.

--------------------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                                  NAME OF OTHER COMPANY               CONNECTION WITH OTHER COMPANY
------------------------------------------ --------------------------------------- ---------------------------------------
Kenneth Lee Abrams                                           --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Nicholas Charles Adams                     Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Rand Lawrence Alexander                                      --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Deborah Louise Allinson                    Wellington Trust Company, NA            Vice President
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Steven C. Angeli                                             --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
James Halsey Averill                                         --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
John F. Averill                            Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner
                                           Wellington Hedge Management, Inc.       Sr. Vice President
------------------------------------------ --------------------------------------- ---------------------------------------
Karl E. Bandtel                            Wellington Global                       Sr. Vice President
  Partner                                  Administrator, Ltd.

                                           Wellington Global Holdings,             Sr. Vice President
                                           Ltd.

                                           Wellington Hedge                        Sr. Vice President
                                           Management, Inc.
------------------------------------------ --------------------------------------- ---------------------------------------
Mark James Beckwith                                          --                                      --
  Partner

--------------------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                                  NAME OF OTHER COMPANY               CONNECTION WITH OTHER COMPANY
------------------------------------------ --------------------------------------- ---------------------------------------
James A. Bevilacqua                        Wellington Hedge Management, Inc.       Sr. Vice President
  Partner
                                           Wellington Global Holdings, Ltd.        Sr. Vice President

                                           Wellington Global Administrator, Ltd.   Sr. Vice President
------------------------------------------ --------------------------------------- ---------------------------------------
Kevin J. Blake                             Wellington Global Administrator, Ltd.   Director
  Partner
                                           Wellington Global Holdings, Ltd.        Director

                                           Wellington Luxembourg S.C.A.            Supervisory Board

                                           Wellington Management Global            Director
                                           Holdings, Ltd.
------------------------------------------ --------------------------------------- ---------------------------------------
William Nicholas Booth                                       --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Michael J. Boudens                         Wellington Global Administrator, Ltd.   Sr. Vice President
  Partner
                                           Wellington Hedge Management, Inc.       Sr. Vice President
------------------------------------------ --------------------------------------- ---------------------------------------
Paul Braverman                             Wellington Global Administrator, Ltd.   Chairman, Director & Treasurer
  Partner
                                           Wellington Global Holdings, Ltd.        Chairman, Director & Treasurer

                                           Wellington Hedge Management, Inc.       Treasurer

                                           Wellington International Management     Director
                                           Company Pte Ltd.

                                           Wellington Luxembourg S.C.A.            Supervisory Board

                                           Wellington Management Global            Chairman, Director & Treasurer
                                           Holdings, Ltd.

                                           Wellington Management International     Director & Finance Officer
                                           Ltd

                                           Wellington Trust Company, NA            Vice President and Treasurer/Cashier
------------------------------------------ --------------------------------------- ---------------------------------------
Robert A. Bruno                                              --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Michael T. Carmen                                            --                                      --
  Partner

--------------------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                                  NAME OF OTHER COMPANY               CONNECTION WITH OTHER COMPANY
------------------------------------------ --------------------------------------- ---------------------------------------
Maryann Evelyn Carroll                                       --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
William R.H. Clark                         Wellington International Management     Managing Director
  Partner                                  Company Pte Ltd.
------------------------------------------ --------------------------------------- ---------------------------------------
John DaCosta                                                 --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Pamela Dippel                              Wellington Trust Company, NA            Director & Vice President
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Scott M. Elliott                                             --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Robert Lloyd Evans                                           --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
David R. Fassnacht                                           --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Lisa de la Fuente Finkel                   Wellington Global Administrator, Ltd.   Sr. Vice President
  Partner
                                           Wellington Hedge Management, Inc.       Sr. Vice President
------------------------------------------ --------------------------------------- ---------------------------------------
Mark T. Flaherty                           Wellington Trust Company, NA            Vice President
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Charles Townsend Freeman                                     --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Laurie Allen Gabriel                       Wellington Global Administrator, Ltd.   Sr. Vice President
  Managing Partner
                                           Wellington Hedge Management, Inc.       Sr. Vice President & Director

                                           Wellington Trust Company, NA            Vice President
------------------------------------------ --------------------------------------- ---------------------------------------
Ann C. Gallo                                                 --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Nicholas Peter Greville                    Wellington Global Administrator, Ltd.   Sr. Vice President
  Partner
                                           Wellington International Management     Director
                                           Company Pte Ltd.

                                           Wellington Management International     Director
                                           Ltd
------------------------------------------ --------------------------------------- ---------------------------------------
Paul J. Hamel                              Wellington Trust Company, NA            Vice President
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
William J. Hannigan                        Wellington Global Administrator, Ltd.   Vice President
  Partner
                                           Wellington Hedge Management, Inc.       Sr. Vice President

--------------------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                                  NAME OF OTHER COMPANY               CONNECTION WITH OTHER COMPANY
------------------------------------------ --------------------------------------- ---------------------------------------
Lucius Tuttle Hill, III                                      --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
James P. Hoffmann                                            --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Jean M. Hynes                              Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Paul David Kaplan                                            --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Lorraine A. Keady                          Wellington Global Administrator, Ltd.   Deputy Chairman & Director
  Partner
                                           Wellington Global Holdings, Ltd.        Deputy Chairman & Director

                                           Wellington Hedge Management, Inc.       Sr. Vice President

                                           Wellington Luxembourg S.C.A.            Supervisory Board

                                           Wellington Trust Company, NA            Vice President, Trust Officer

                                           Wellington Management International     Director
                                           Ltd

                                           Wellington International Management     Director
                                           Company Pte Ltd

                                           Wellington Management Global            Deputy Chairman & Director
                                           Holdings, Ltd.
------------------------------------------ --------------------------------------- ---------------------------------------
John Charles Keogh                         Wellington Trust Company, NA            Vice President
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
George Cabot Lodge, Jr.                    Wellington Global Administrator, Ltd.   Sr. Vice President
  Partner
                                           Wellington Hedge Management, Inc.       Sr. Vice President

                                           Wellington Trust Company, NA            Vice President
------------------------------------------ --------------------------------------- ---------------------------------------
Nancy Therese Lukitsh                      Wellington Global Administrator, Ltd.   Sr. Vice President
  Partner
                                           Wellington Hedge Management, Inc.       Sr. Vice President

                                           Wellington Trust Company, NA            Vice President & Director
------------------------------------------ --------------------------------------- ---------------------------------------
Mark Thomas Lynch                          Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Mark D. Mandel                             Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner

--------------------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                                  NAME OF OTHER COMPANY               CONNECTION WITH OTHER COMPANY
------------------------------------------ --------------------------------------- ---------------------------------------
Christine Smith Manfredi                   Wellington Global Administrator, Ltd.   Sr. Vice President
  Partner
                                           Wellington Global Holdings, Ltd.        Sr. Vice President

                                           Wellington Hedge Management, Inc.       Sr. Vice President

                                           Wellington Trust Company, NA            Vice President
------------------------------------------ --------------------------------------- ---------------------------------------
Earl Edward McEvoy                                           --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Duncan Mathieu McFarland                   Wellington Hedge Management, Inc.       Chairman & Director
  Managing Partner
                                           Wellington International Management     Director
                                           Company Pte Ltd.

                                           Wellington Management International     Director
                                           Ltd

                                           Wellington Trust Company, NA            Vice President & Director
------------------------------------------ --------------------------------------- ---------------------------------------
Paul Mulford Mecray III                                      --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Matthew Edward Megargel                                      --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
James Nelson Mordy                                           --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Diane Carol Nordin                         Wellington Global Administrator, Ltd.   Sr. Vice President
  Partner
                                           Wellington Hedge Management, Inc.       Sr. Vice President

                                           Wellington Trust Company, NA            Vice President & Director

                                           Wellington Management International     Director
                                           Ltd

                                           Wellington International Management     Director
                                           Company Pte Ltd
------------------------------------------ --------------------------------------- ---------------------------------------
Stephen T. O'Brien                                           --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Andrew S. Offit                                              --                                      --
  Partner

--------------------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                                  NAME OF OTHER COMPANY               CONNECTION WITH OTHER COMPANY
------------------------------------------ --------------------------------------- ---------------------------------------
Edward Paul Owens                          Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Saul Joseph Pannell                        Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Thomas Louis Pappas                                          --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Jonathan Martin Payson                     Wellington Trust Company, NA            President, Chairman of the Board,
  Partner                                                                          Director
------------------------------------------ --------------------------------------- ---------------------------------------
Philip H. Perelmuter                                         --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Robert Douglas Rands                       Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
James Albert Rullo                                           --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
John Robert Ryan                           Wellington Hedge Management, Inc.       Director
  Managing Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Joseph Harold Schwartz                                       --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
James H. Shakin                                              --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Theodore Shasta                            Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Andrew J. Shilling                                           --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Binkley Calhoun Shorts                                       --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Scott E. Simpson                           Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Trond Skramstad                                              --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Stephen Albert Soderberg                                     --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Eric Stromquist                            Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Brendan James Swords                       Wellington Global Administrator, Ltd.   President
  Partner
                                           Wellington Global Holdings, Ltd.        President

                                           Wellington Hedge Management, Inc.       President

                                           Wellington Management Global            President
                                           Holdings, Ltd.
------------------------------------------ --------------------------------------- ---------------------------------------
Harriett Tee Taggart                                         --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Frank L. Teixeira                                            --                                      --
  Partner

------------------------------------------ --------------------------------------- ---------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                                  NAME OF OTHER COMPANY               CONNECTION WITH OTHER COMPANY
------------------------------------------ --------------------------------------- ---------------------------------------
Perry Marques Traquina                     Wellington Trust Company, NA            Vice President & Director
  Partner
                                           Wellington Management International     Director and Chairman of the Board
                                           Ltd

                                           Wellington International Management     Director and Chairman of the Board
                                           Company Pte Ltd
------------------------------------------ --------------------------------------- ---------------------------------------
Gene Roger Tremblay                                          --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Nilesh P. Undavia                          Wellington Global Holdings, Ltd.        Sr. Vice President
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Clare Villari                                                --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Kim Williams                                                 --                                      --
  Partner
------------------------------------------ --------------------------------------- ---------------------------------------
Itsuki Yamashita                           Wellington International Management     Sr. Managing Director
  Partner                                  Company Pte Ltd.
--------------------------------------------------------------------------------------------------------------------------

Please note the principal business address for Wellington Hedge Management, Inc. and Wellington Trust Company, NA is the same as Wellington Management. The principal business address for Wellington Management International Ltd is Stratton House, Stratton Street, London W1J 8LA, United Kingdom. The principal business address for Wellington International Management Company Pte Ltd. is Six Battery Road, Ste. 17-06, Singapore 049909. The principal business address for Wellington Global Administrator, Ltd., Wellington Global Holdings, Ltd. and Wellington Management Global Holdings, Ltd. is Clarendon House, 2 Church Street, PO Box HM 666, Hamilton HMCX, Bermuda. The principal business address for Wellington Luxembourg S.C.A. is 33, boulevard Prince Henri, L-2014 Luxembourg.

     BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, BLACKROCK FINANCIAL MANAGEMENT, INC. ("BLACKROCK").

Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. BlackRock Financial Management, Inc. ("BFM") is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc. BFM's principal business address is 40 East 52nd Street, New York, NY 10022. BFM is registered under the Investment Advisers Act of 1940. Information as to the directors and officers of BFM is as follows:

--------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH BAI               OTHER COMPANY               POSITION WITH OTHER COMPANY
---------------------------------------- --------------------------- -----------------------------------------
Paul L. Audet                            BlackRock                   Treasurer
  Chief Financial Officer & Managing     Provident Institutional     Treasurer
  Director                               Funds
                                         Wilmington, DE

                                         BlackRock Funds             Director
                                         Wilmington, DE

--------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH BAI               OTHER COMPANY               POSITION WITH OTHER COMPANY
---------------------------------------- --------------------------- -----------------------------------------
                                         BlackRock Capital           Director
                                         Management, Inc.
                                         Wilmington, DE

                                         BlackRock Institutional     Director
                                         Management Corporation
                                         Wilmington, DE

                                         BlackRock Advisors, Inc.
                                         Wilmington, DE

                                         BlackRock (Japan), Inc.     Chief Financial Officer & Managing
                                         New York, NY                Director

                                         BlackRock International,    Chief Financial Officer & Managing
                                         Ltd.                        Director
                                         Edinburgh, Scotland

                                         BlackRock, Inc.             Chief Financial Officer & Managing
                                         New York, NY                Director
---------------------------------------- --------------------------- -----------------------------------------
Robert P. Connolly                       BlackRock Capital           Managing Director, General Counsel &
  Managing Director, General Counsel     Management, Inc.            Secretary
  and Secretary                          Wilmington, DE

                                         BlackRock, Inc.             Managing Director, General Counsel &
                                         New York, NY                Secretary

                                         BlackRock International,    Managing Director, General Counsel &
                                         Ltd. Secretary
                                         Edinburgh, Scotland

                                         BlackRock (Japan), Inc.     Managing Director, General Counsel &
                                         New York, NY                Secretary

                                         BlackRock Institutional     Managing Director, General Counsel &
                                         Management Corporation      Secretary
                                         Wilmington, DE

                                         BlackRock Advisors, Inc.    Managing Director, General Counsel &
                                         Wilmington, DE              Secretary

                                         BlackRock Investments,      General Counsel & Secretary
                                         Inc.
                                         New York, NY

--------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH BAI               OTHER COMPANY               POSITION WITH OTHER COMPANY
---------------------------------------- --------------------------- -----------------------------------------
Laurence D. Fink                         BlackRock Funds             President  & Trustee
  Chairman and Chief Executive Officer   Wilmington, DE

                                         BlackRock Capital           Chief Executive Officer
                                         Management, Inc.
                                         Wilmington, DE

                                         BlackRock, Inc.             Chairman & CEO
                                         New York, NY

                                         BlackRock International,    Chairman & CEO
                                         Ltd.
                                         Edinburgh, Scotland

                                         BlackRock (Japan), Inc.     Chairman & CEO
                                         New York, NY

                                         BlackRock Investments,      Chairman & CEO
                                         Inc.
                                         New York, NY

                                         BlackRock Institutional     Chief Executive Officer
                                         Management Corporation
                                         Wilmington, DE

                                         BlackRock Advisors, Inc.    CEO
                                         Wilmington, DE
---------------------------------------- --------------------------- -----------------------------------------
Robert S. Kapito                         BlackRock Capital           Vice Chairman & Director
  Vice Chairman and Director             Management, Inc.
                                         Wilmington, DE

                                         BlackRock International,    Vice Chairman & Director
                                         Ltd.
                                         Edinburgh, Scotland

                                         BlackRock, Inc.             Vice Chairman
                                         New York, NY

                                         BlackRock Institutional     Vice Chairman & Director
                                         Management Corporation
                                         Wilmington, DE

--------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH BAI               OTHER COMPANY               POSITION WITH OTHER COMPANY
---------------------------------------- --------------------------- -----------------------------------------
                                         BlackRock (Japan), Inc.     Vice Chairman & Director
                                         New York, NY

                                         BlackRock Investments,      Director
                                         Inc.
                                         New York, NY

                                         BlackRock Advisors, Inc.    Vice Chairman & Director
                                         Wilmington, DE
---------------------------------------- --------------------------- -----------------------------------------
Ralph L. Schlosstein                     BlackRock Provident         Chairman & President
  President and Director                 Institutional Funds
                                         Wilmington, DE

                                         BlackRock Capital           President & Director
                                         Management, Inc.
                                         Wilmington, DE

                                         BlackRock, Inc.             President & Director
                                         New York, NY

                                         BlackRock International,    President & Director
                                         Ltd.
                                         Edinburgh, Scotland

                                         BlackRock (Japan), Inc.     President & Director
                                         New York, NY

                                         BlackRock Investments,      Director
                                         Inc.
                                         New York, NY

                                         BlackRock Institutional     President & Director
                                         Management Corporation
                                         Wilmington, DE

                                         BlackRock Advisors, Inc.    President & Director
                                         Wilmington, DE
--------------------------------------------------------------------------------------------------------------

     BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, MELLON EQUITY ASSOCIATES, LLP ("MELLON EQUITY").

     Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years:

-------------------------------- ------------------------------------------ --------------------------------
Guy Hudson                       Certus Asset Advisors Corporation          Director
                                 San Francisco, CA
-------------------------------- ------------------------------------------ --------------------------------
                                 Franklin Portfolio Holdings, LLC           Director
                                 Boston, MA
-------------------------------- ------------------------------------------ --------------------------------
                                 Mellon Equity Associates, LLP              Executive Committee
                                 Pittsburgh, PA
-------------------------------- ------------------------------------------ --------------------------------
                                 Mellon Growth Advisors, LLC                Manager
                                 Boston, MA
-------------------------------- ------------------------------------------ --------------------------------
                                 Mellon HBV Advisors LLC                    Manager
                                 New York, NY
-------------------------------- ------------------------------------------ --------------------------------
                                 Mellon HBV Alternative Strategies          Manager
                                 New York, NY
-------------------------------- ------------------------------------------ --------------------------------
                                 Mellon HBV Alternative Strategies LLC      Manager
                                 New York, NY
-------------------------------- ------------------------------------------ --------------------------------
                                 Mellon HBV Alternative Strategies UK       Director
                                 London, England
-------------------------------- ------------------------------------------ --------------------------------
                                 Mellon HBV Company LTD                     Director
                                 Grand Cayman, Cayman Islands
-------------------------------- ------------------------------------------ --------------------------------
                                 Mellon HBV II LLC                          Manager
                                 New York, NY
-------------------------------- ------------------------------------------ --------------------------------
                                 Newton Management LTD (UK)                 Director
                                 London, England
-------------------------------- ------------------------------------------ --------------------------------
John J. Nagorniak                Certus Asset Advisors Corporation          Director
                                 San Francisco, CA
-------------------------------- ------------------------------------------ ---------------------------------
                                 Foxstone Financial, Inc.                   Chairman/President
                                 Walpole, MA
-------------------------------- ------------------------------------------ ---------------------------------
                                 Franklin Portfolio Associates, LLC         Chairman
                                 Boston, MA
-------------------------------- ------------------------------------------ ---------------------------------
                                 Franklin Portfolio Holdings, Inc.          Chairman/Director
                                 Boston, MA
-------------------------------- ------------------------------------------ ---------------------------------
                                 LifeHarbor, Inc.                           Director
                                 Cambridge, MA
-------------------------------- ------------------------------------------ ---------------------------------
                                 Mellon Bond Associates, LLP                Executive Committee Member
                                 Pittsburgh, PA

-------------------------------- ------------------------------------------ ---------------------------------
                                 Mellon Capital Management Corporation      Director
                                 San Francisco, CA
-------------------------------- ------------------------------------------ ---------------------------------
                                 Mellon Equity Associates, LLP              Executive Committee Member,
                                 Pittsburgh, PA                             Vice President
-------------------------------- ------------------------------------------ ---------------------------------
                                 Mellon Growth Advisors, LLC                Director
                                 Boston, MA
-------------------------------- ------------------------------------------ ---------------------------------
                                 Mellon HBV Advisors LLC                    Manager
                                 New York, NY
-------------------------------- ------------------------------------------ ---------------------------------
                                 Mellon HBV Alternative Strategies          Manager
                                 New York, NY
-------------------------------- ------------------------------------------ ---------------------------------
                                 Mellon HBV Alternative Strategies LLC      Manager
                                 New York, NY
-------------------------------- ------------------------------------------ ---------------------------------
                                 Mellon HBV Company LTD                     Manager
                                 Grand Cayman, Cayman Islands
-------------------------------- ------------------------------------------ ---------------------------------
                                 Mellon HBV II LLC                          Manager
                                 New York, NY
-------------------------------- ------------------------------------------ ---------------------------------
                                 Standish-Mellon Asset Management           Member of Board of Managers
                                 Boston, MA
-------------------------------- ------------------------------------------ ---------------------------------
                                 TBCAM Holdings, LLC                        Director
                                 Boston, MA
-------------------------------- ------------------------------------------ ---------------------------------
Patrick James Sheppard           Mellon Bond Associates                     Executive Committee Member,
                                 Pittsburgh, PA                             Treasurer
-------------------------------- ------------------------------------------ ---------------------------------
                                 Mellon Capital Management Corporation      Treasurer
                                 Boston, MA
-------------------------------- ------------------------------------------ ---------------------------------
                                 Mellon Equity Associates, LLP              Executive Committee Member,
                                 Pittsburgh, PA                             Treasurer

-------------------------------- ------------------------------------------ ---------------------------------
                                 Mellon Growth Advisors                     Board Member
                                 Boston, MA
-------------------------------- ------------------------------------------ ---------------------------------
                                 Mellon HBV Advisors LLC                    Manager
                                 New York, NY
-------------------------------- ------------------------------------------ ---------------------------------
                                 Mellon HBV Alternative Strategies          Manager
                                 New York, NY
-------------------------------- ------------------------------------------ ---------------------------------
                                 Mellon HBV Alternative Strategies UK       Director
                                 London, England
-------------------------------- ------------------------------------------ ---------------------------------
                                 Mellon HBV Company LTD                     Director
                                 Grand Cayman, Cayman Islands
-------------------------------- ------------------------------------------ ---------------------------------
                                 Mellon HBV II LLC                          Manager
                                 New York, NY
-------------------------------- ------------------------------------------ ---------------------------------
                                 Standish Mellon Asset Management           Board Member
                                 Boston, MA

-------------------------------- ------------------------------------------ --------------------------------
Ronald Philip O'Hanley III       Buck Consultants, Inc.                     Director
                                 New York, NY
-------------------------------- ------------------------------------------ --------------------------------
                                 Certus Asset Advisors Corporation          Director
                                 San Francisco, CA
-------------------------------- ------------------------------------------ --------------------------------
                                 Franklin Portfolio Associates, LLC         Director
                                 Boston, MA
-------------------------------- ------------------------------------------ --------------------------------
                                 Franklin Portfolio Holdings, Inc.          Director
                                 Boston, MA
-------------------------------- ------------------------------------------ --------------------------------
                                 Mellon Bank, N.A.                          Vice Chairman
                                 Pittsburgh, PA
-------------------------------- ------------------------------------------ --------------------------------
                                 Mellon Bond Associates, LLP                Executive Committee Member
                                 Pittsburgh, PA
-------------------------------- ------------------------------------------ --------------------------------
                                 Mellon Capital Management Corporation      Director
                                 San Francisco, CA
-------------------------------- ------------------------------------------ --------------------------------
                                 Mellon Equity Associates, LLP              Executive Committee Member,
                                 Pittsburgh, PA                             Chairman
-------------------------------- ------------------------------------------ --------------------------------
                                 Mellon Financial Corporation               Vice Chairman
                                 Pittsburgh, PA
-------------------------------- ------------------------------------------ --------------------------------
                                 Mellon Global Investing Corporation        Director, Chairman, Chief
                                 Pittsburgh, PA                             Executive Officer
-------------------------------- ------------------------------------------ --------------------------------
                                 Mellon Global Investments Japan Co.        Non-Resident Director
                                 Tokyo, Japan
-------------------------------- ------------------------------------------ --------------------------------
                                 Mellon Growth Advisors, LLC                Board Member
                                 Boston, MA
-------------------------------- ------------------------------------------ --------------------------------
                                 Newton Management LTD (UK)                 Executive Committee Member
                                 London, England
-------------------------------- ------------------------------------------ --------------------------------
                                 Pareto Partners                            Partner Representative
                                 London, England
-------------------------------- ------------------------------------------ --------------------------------
                                 Pareto Partners                            Partner Representative
                                 New York, NY
-------------------------------- ------------------------------------------ --------------------------------
                                 Standish Mellon Asset Management           Board Member
                                 Boston, MA
-------------------------------- ------------------------------------------ --------------------------------
                                 TBCAM Holdings, Inc.                       Director
                                 Boston, MA
-------------------------------- ------------------------------------------ --------------------------------
                                 The Boston Company Asset Management        Chairman Director
                                 Boston, MA
-------------------------------- ------------------------------------------ --------------------------------
                                 The Dreyfus Corporation                    Director Vice Chairman
                                 New York, NY

-------------------------------- ------------------------------------------ --------------------------------
William Paul Rydell              Mellon Equity Associates, LLP              Executive Committee Member,
                                 Pittsburgh, PA                             President and CEO
-------------------------------- ------------------------------------------ --------------------------------
                                 The Dreyfus Corporation                    Group Manager
                                 New York, NY
-------------------------------- ------------------------------------------ --------------------------------
Patricia Kay Nichols             Mellon Equity Associates, LLP              Executive Committee Member,
                                 Pittsburgh, PA                             Executive Vice President and
                                                                            Chief Operating Officer
------------------------------------------------------------------------------------------------------------

     BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, WESTERN ASSET MANAGEMENT COMPANY ("WESTERN ASSET").

     Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years:

                                          Nature of Company and/or Principal
 Name and Position with Western Asset                  Business                               Capacity
--------------------------------------    ----------------------------------    ------------------------------------
Bruce Daniel Alberts, Chief Financial
Officer


Ilene Schiowitz Harker, Director of
Compliance & Controls


James William Hirschmann, Director,       Medical Simulation Corporation        Member of the Board of Directors
President & CEO
                                          Widener College                       Treasurer, Chairman and Member of
                                                                                the Board of Trustees, Member of the
                                                                                Finance & Investment Committee


Stephen Kenneth Leech, Chief
Investment Officer


Timothy Charles Scheve, Non-Employee      ICI Mutual Insurance Company          Member of the Board of Directors
Director
                                          The Baltimore Community               Member of the Board of Directors
                                          Foundation and

                                          The National Aquarium                 Member of the Board of Directors


Edward Albert Taber,                      Baltimore Museum of Art               Member of the Board of Directors
Non-Employee Director

     BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, WESTERN ASSET MANAGEMENT LIMITED ("WAML").

     Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years:

                                          Nature of Company and/or Principal
     Name and Position with WAML                      Business                               Capacity
--------------------------------------    ----------------------------------    ------------------------------------
Mary Ann Cleary, Senior Compliance
Officer and Company Secretary


James William Hirschmann, Managing        Medical Simulation Corporation        Member of the Board of Directors
Director and Director
                                          Widener College                       Treasurer, Chairman and Member of
                                                                                the Board of Trustees, Member of the
                                                                                Finance & Investment Committee


Timothy Charles Scheve, Director          ICI Mutual Insurance Company          Member of the Board of Directors

                                          The Baltimore Community               Member of the Board of Directors
                                          Foundation and

                                          The National Aquarium                 Member of the Board of Directors


Edward Albert Taber, Director             Baltimore Museum of Art               Member of the Board of Directors


Suzanne Taylor-King,
Finance Officer


Michael Baruch Zelouf, Director and
Senior Executive Officer

     BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, ALLIANCE CAPITAL MANAGEMENT, LP. ("ALLIANCE")

     Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years:

                                          Nature of Company and/or Principal
   Name and Position with Alliance                     Business                      Position with Other Company
--------------------------------------    ----------------------------------    ------------------------------------
David Remson Brewer, Jr.                  ACMC                                  Director/Executive Officer
Sr. Vice President & General
Counsel


Donald Hood Brydon                        AXA Investment Managers S.A.          Chairman & Chief Executive Officer
Director


Bruce William Calvert                     AXA                                   Director
Chairman of the Board & CEO
                                          ELAS                                  Director

                                          ACMC                                  Director/Executive Officer


Henri de Castries                         AXA                                   Chairman, Management Board
Director
                                          ELAS                                  Director

                                          AXF                                   Chairman of the Board

                                          ACMC                                  Director/Executive Officer


John Donato Carifa                        ACMC                                  Director/Executive Officer
President, COO, Director


Christopher M. Condron                    AXF                                   Director, President, Chief Executive
Director                                                                        Officer

                                          ELAS                                  Chairman, CEO


Denis Duverne                             AXA                                   Group Executive Vice President
Director                                                                        Finance, Control and Strategy

                                          ACMC                                  Director/Executive Officer


Richard S. Dziadzio                       ACMC                                  Director/Executive Officer
Director

                                          Nature of Company and/or Principal
   Name and Position with Alliance                     Business                      Position with Other Company
--------------------------------------    ----------------------------------    ------------------------------------
Alfred Harrison                           ACMC                                  Director/Executive Officer
Vice Chairman/Director


Roger Hertog                              ACMC                                  Director/Executive Officer
Vice Chairman/Director


Benjamin Duke Holloway                    Continental Companies                 Financial Consultant
Director
                                          ACMC                                  Director


Robert Henry Joseph, Jr.                  ACMC                                  Director/Executive Officer
Senior Vice President, CFO


W. Edwin Jarmain                          Jarmain Group Inc.                    President
Director


Lewis A. Sanders                          ACMC                                  Director/Executive Officer
Vice Chairman, Chief Investment
Officer/Director

Peter J. Tobin                            St. John's University                 Dean
Director                                  Tobin College of Business
                                          Administration


Peter D. Noris                            AXF                                   Executive Vice President, Chief
Director                                                                        Investment Officer

                                          ELAS                                  Executive Vice President, Chief
                                                                                Investment Officer

                                          ACMC                                  Director/Executive Officer


Gerald M. Lieberman                       ACMC                                  Director/Executive Officer
Executive Vice President, Finance
and Operations


Frank Savage                              Savage Holdings LLC                   Chief Executive Officer
Director
                                          ACMC                                  Director


Stanley B. Tulin                          AXF                                   Vice Chairman & Chief Financial
Director                                                                        Officer

                                          ACMC                                  Director/Executive Officer

                                          ELAS                                  Vice Chairman & CFO

                                          Nature of Company and/or Principal
   Name and Position with Alliance                     Business                      Position with Other Company
--------------------------------------    ----------------------------------    ------------------------------------
Dave Harrel Williams                      White Williams Private                Director
Chairman Emeritus                         Equity Partners GmbH

                                          ACMC                                  Director


Kathleen A. Corbet                        ACMC                                  Director/Executive Officer
Executive Vice President & CEO,
Alliance Fixed Income Investors


Lorie Slutsky                             The New York Community Trust          President
Director


Andrew Adelson                            ACMC                                  Executive Officer
Senior Vice President & Chief
Investment Officer


John Blundin                              ACMC                                  Executive Officer
Executive Vice President


Marilyn Fedak                             ACMC                                  Executive Officer
Senior Vice President & Chief
Investment Officer


Thomas S. Hexner                          ACMC                                  Executive Officer
Executive Vice President


Michael Laughlin                          ACMC                                  Executive Officer
Executive Vice President


Marc Mayer                                ACMC                                  Executive Officer
Executive Vice President


James Reilly                              ACMC                                  Executive Officer
Executive Vice President


Paul Rissman                              ACMC                                  Executive Officer
Executive Vice President


Christopher Toub                          ACMC                                  Executive Officer
Executive Vice President


Lisa Shalett                              ACMC                                  Executive Officer
Chairman/CEO of
Sanford C. Bernstein

     BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, MAZAMA CAPITAL MANAGEMENT, INC. ("MAZAMA").

     Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years:

                                          Nature of Company and/or Principal
     Name and Position with Mazama                     Business                               Capacity
--------------------------------------    ----------------------------------    ------------------------------------
Jill Ronne Collins,
Senior Vice President


Ronald Adair Sauer,
Chairman/President


Brian Paul Alfrey,
Director/Executive
Vice President/COO


Stephen Charles Brink,
Senior Vice President

     BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND DIRECTORS OF REGISTRANT'S INVESTMENT SUBADVISER, OESCHLE INTERNATIONAL ADVISORS, LLC. ("OESCHLE").

     Set forth below is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and partners during the past two fiscal years:

                                          Nature of Company and/or Principal
    Name and Position with Oechsle                     Business                               Capacity
--------------------------------------    ----------------------------------    ------------------------------------
Singleton Kessler,
CIO/Executive Managing
Principal


Stephen Patrick Langer,
Director of
Marketing/Executive
Managing Principal


Martin George Dyer,
Director of Compliance

                                          Nature of Company and/or Principal
    Name and Position with Oechsle                     Business                               Capacity
--------------------------------------    ----------------------------------    ------------------------------------
Paul Nicole Drake,
Principal/General
Counsel


John Francis Biagiotti,
CFO/Principal


Steven Henry Schaefer,
Managing Principal


Warren Robbins Walker,
Executive Managing
Principal


Lawrence Sean Roche,
COO/Executive Managing
Principal


ITEM 27. Principal Underwriters

     Not applicable.

ITEM 28. Location of Accounts and Records

     All such accounts, books and other documents are maintained (i) at the offices of the Registrant; (ii) at the offices of Registrant's administrator, Horace Mann Investors, Inc., One Horace Mann Plaza, Springfield, Illinois 62715;
(iii) at the offices of Registrant's investment adviser or subadvisers, Wilshire Associates, Incorporated, 1299 Ocean Avenue, Santa Monica, California 90401-1085; Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109; BlackRock Financial Management Inc., 1600 Market Street, 27th Floor, Philadelphia, Pennsylvania 19103; Western Asset Management Company, 117 E. Colorado Blvd., Pasadena, California 91105; Western Asset Management Limited, 155 Bishopsgate, London EC2M 3XG England; Alliance Capital Management, Inc., 1345 Avenue of the Americas, New York, New York 10105; Mellon Equity Associates, LLP, 500 Grant Street, Suite 4200, Pittsburgh, Pennsylvania 15258; Mazama Capital Management,Inc., One Southwest Columbia, Suite 1860, Portland, OR 97258; and Oechsle International Advisors, LLC, One International Place, Boston, MA 02110; or (iv) at the offices of Registrant's custodian, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105.

ITEM 29. Management Services

     Not applicable.

ITEM 30. Undertakings

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Springfield, and State of Illinois, on the 25th day of April, 2003.


                                          HORACE MANN MUTUAL FUNDS

                                          By: /s/ CHRISTOPHER FEHR
                                              ------------------------------
                                              Christopher Fehr, President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below on April 25, 2003 by the following persons in the capacities indicated.


SIGNATURE                         TITLE
---------                         -----

/s/ CHRISTOPHER FEHR              President (Principal Executive Officer)
---------------------------
Christopher Fehr

/s/ Bret Conklin                  Controller (Principal Financial and
---------------------------       Accounting Officer)
Bret Conklin

/s/ GEORGE J. ZOCK                Trustee
---------------------------
George J. Zock


/s/ RICHARD A. HOLT*              Trustee
---------------------------
Richard A. Holt

/s/ RICHARD D. LANG*              Trustee
---------------------------
Richard D. Lang

/s/ HARRIET A. RUSSELL*           Trustee
---------------------------
Harriet A. Russell

/s/ A. THOMAS ARISMAN*            Trustee
---------------------------
A. Thomas Arisman


/s/ ROGER A. FORMISANO*           Trustee
---------------------------
Roger A. Formisano

-----------
* George Zock signs this document pursuant to powers of attorney filed previously.

By: /s/ GEORGE J. ZOCK
    -----------------------------------
    George J. Zock, Attorney-in-Fact